BUSINESS LOAN AGREEMENT

First Federal Bank
8201 Cantrell Road
Suite 140
Little Rock, Arkansas 72227
(501)907-1819

AGREEMENT DATE	LOAN NUMBER	AGREEMENT/ACCOUNT NUMBER	OFFICER
March 21, 2014	5000024132	5000024132	Chad Russell

BORROWER INFORMATION

Tribute Labs, LLC
2515 College Ave
Conway, AR 72034

Type of Business Entity: Limited Liability Company
State of Organization/Formation: Nevada

GUARANTOR INFORMATION

Eddie Glover
4220 Bay Hill
Conway, AR 72034

Type of Entity: Individual
State of Residence: Arkansas

Kristen Riddle
4 Downwind Ave
Greenbrier, AR 72058

Type of Entity: Individual
State of Residence: Arkansas

Sam Glover
5320 Burnt Pine Drive
Conway, AR 72034

Type of Entity: Individual
State of Residence: Arkansas

Rusty Wooten
4408 Crooked Lane
Dallas, TX 75229

Type of Entity: Individual
State of Residence: Texas

Stuart Burke
314 Garden Valley Loop
Little Rock, AR 72223

Type of Entity: Individual
State of Residence: Arkansas

AGREEMENT. This Business Loan Agreement will be referred to in this document as the "Agreement." This Agreement is made by First Federal Bank (Lender), Tribute Labs, LLC (Borrower), Eddie Glover, Kristen Riddle, Sam Glover, Rusty Wooten, and Stuart Burke (Guarantor) The consideration is the promises, representations, and warranties made in this Agreement and the Related Documents.

DEFINITIONS. These definitions are used in this Agreement.

"Collateral" means the Property that any Party to this Agreement or the Related Documents may pledge, mortgage, or give Lender a security interest in, regardless of where the Property is located and regardless of when it was or will be acquired, together with all replacements, substitutions, proceeds, and products of the Property.

"Events of Default" means any of the events described in the "Events of Default" section of this Agreement.

"Financial Statements" mean the balance sheets, earnings statements, and other financial information that any Party has, is, or will be giving to Lender.

"Indebtedness" means the Loan and all other loans and indebtedness of Borrower to Lender, including but not limited to Lender's payments of insurance or taxes, all amounts Lender pays to protect its interest in the Collateral, overdrafts in deposit accounts with Lender, and all other indebtedness, obligations, and liabilities of Borrower to Lender, whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, joint or several, due or to become due, now existing or hereafter arising.

"Loan" means any loan or loans described in the "Identification of Indebtedness" section of this Agreement.

"Parties" means all Borrowers, Guarantors, and Hypothecators signing this Agreement.

"Party" means any Borrower, Guarantor, or Hypothecator signing this Agreement.

"Property" means the Parties' assets, regardless of what kind of assets they are.

"Related Documents" means all documents, promissory notes, security agreements, leases, mortgages, construction loan agreements, assignments of leases and rents, guaranties, pledges, and all other documents or agreements executed in connection with this Agreement. The term includes both documents existing at the time of execution of this Agreement and documents executed after the date of this Agreement.

"Fixed Charge Coverage Ratio" means Borrower's EBITDAR divided by the sum of the following for a stated period: interest expense, income tax expense, the current principal portion of long term debt, and rental expense (all determined in accordance with GAAP).

"EBITDA" means for any stated period, Borrower's net income plus interest expense, income tax expense and depreciation and amortization expense (all determined in accordance with GAAP).

"EBITDAR" means for any stated period, Borrower's EBITDA plus rental expense (all determined in accordance with GAAP).

"GAAP" means generally accepted United States accounting principles, consistently applied.

IDENTIFICATION OF INDEBTEDNESS. The following loan and any and all amendments, modifications, extensions, and renewals thereof are subject to this Agreement:

- Loan Number 5000024132 with a principal amount of $1,000,000.00

BORROWER'S REPRESENTATIONS AND WARRANTIES. The statements made in this section will continue and remain in effect until all of the Indebtedness is fully paid to Lender. Each Borrower represents and warrants to Lender the following:

Borrower's Existence and Authority. Each Borrower is duly formed and in good standing under all laws governing the Borrower and the Borrower's business, and each Borrower executing this Agreement has the power and authority to execute this Agreement and the Related Documents and to bind that Borrower to the obligation created in this Agreement and the Related Documents.

Financial Information and Filing. All Financial Statements provided to Lender have been prepared and will continue to be prepared in accordance with generally accepted accounting principles, consistently applied, and fully and fairly present the financial condition of each Borrower, and there has been no material adverse change in Borrower's business, Property, or condition, either financial or otherwise, since the date of Borrower's latest Financial Statements. Each Borrower has filed all federal, state, and local tax returns and other reports and filings required by law to be filed before the date of this Agreement and has paid all taxes, assessments, and other charges that are due and payable prior to the date of this Agreement. Each Borrower has made reasonable provision for these types of payments that are accrued but not yet payable. The Borrower does not know of any deficiency or additional assessment not disclosed in the Borrower's books and records.

Title and Encumbrances. Each party has good title to all of the Borrower's assets. All encumbrances on any part of the Property were disclosed to Lender in writing prior to the date of this Agreement.

Compliance with General Law. Each Borrower is in compliance with and will conduct its business and use its assets in compliance with all laws, regulations, ordinances, directives, and orders of any level of governmental authority that has jurisdiction over the Borrower, the Borrower's business, or the Borrower's assets.

Environmental Laws. The Borrowers are in compliance with all applicable laws and rules of federal, state, and local authorities affecting the environment, as all have been or are amended.

No Litigation/No Misrepresentations. There are no existing or pending suits or proceedings before any court, government agency, arbitration panel, administrative tribunal, or other body, or threatened against Borrower that may result in any material adverse change in the Borrower's business, property, or financial condition, and all representations and warranties in this Agreement and the Related Documents are true and correct and no material fact has been omitted.

COVENANTS. On the date of this Agreement and continuing until the Indebtedness is repaid and Borrower's obligations are fully performed, Borrower covenants as follows.

Notices of Claims and Litigation/Notice of Adverse Events. Borrower will promptly notify Lender in writing of all threatened and actual litigation, governmental proceeding, default, and every other occurrence that may have a material adverse effect on Borrower's business, financial condition, or the Property.

Insurance. Borrower will maintain adequate fire and extended risk insurance coverage, business interruption, workers' compensation, commercial general liability, and other insurance required by law or as may be required by Lender. All insurance policies will be in amounts, upon terms, and in a form acceptable to Lender. All policies must be carried with insurers acceptable to Lender. Borrower will provide evidence satisfactory to Lender of all insurance and that the policies are in full force and effect and all insurance on the Collateral will name Lender as a mortgagee and loss payee, will include a lender's loss payable endorsement, and will require 10 days advance written notice to Lender of any cancellation of coverage. If the Borrower fails to maintain required insurance, the absence of the required insurance will be an Event of Default. If this happens, Lender may buy the insurance, but will have no obligation to buy it. These amounts paid by Lender will be added to the Indebtedness or will be payable on demand, at Lender's option.

Confirmatory Documents and Actions. Borrower agrees that on Lender's request, Borrower will do any act or execute any additional documents that are or may be required to make the terms of the Loan conform to the conditions contained in Lender's commitment to Borrower. Within five days of Lender's request, Borrower will furnish an estoppel certificate in a form Lender approves.

Payment of Taxes. Borrower will pay all taxes, levies, and assessments required by all local, state, and federal agencies. Borrower will make these payments when the amounts are due but before any penalty for late payment is imposed. Borrower's failure to promptly pay any tax, levy, or assessment due will be an Event of Default unless Borrower is diligently disputing the amount and Borrower has established a reserve account for the payment of the taxes if Borrower does not prevail in the dispute.

Business Existence and Operations. Borrower will keep Borrower's existence in its current organizational form in full force and effect unless Lender gives prior written consent to Borrower's proposed change. Borrower will not sell or merge Borrower's business or any part of Borrower's business without the Lender's prior written consent. Borrower will continue its business as currently conducted.

Borrower will not change its name, its identification number, or its place of organization without Lender's prior written consent. Borrower will keep its books and records at the address in this Agreement. Borrower will promptly notify Lender in writing of any planned change in Borrower's principal place of business.

Environmental Compliance. Borrower will comply with all laws affecting the environment. Borrower will notify Lender within ten days after Borrower receives a summons, notice, citation, letter, or any other type of notice from any federal, state, or local authority, or any other person that claims Borrower is in violation of any law affecting the environment. Borrowers indemnify and hold Lender harmless from all violations of any environmental laws. This indemnity includes all costs and expenses incurred by Lender, including reasonable attorneys' fees, that are related to a violation of any environmental laws, even if the Indebtedness has been paid at the time any proceeding, claim, or action is started against Lender. Lender may itself or through Borrower arrange for an environmental audit prepared by a qualified environmental engineering firm acceptable to Lender to confirm the continued accuracy of Borrower's environmental representations and warranties. Borrower will pay for the environmental audit.

Borrower Performance Covenants.

1. Borrower shall meet and maintain EBITDA greater than or equal to the amounts stated below as tested on a quarterly basis within thirty (30) days of quarter end. Should Borrower fail to meet EBITDA requirement on the specified test date, the Interest Rate (as defined in the Promissory Note executed as of even date herewith) shall be increased by two hundred (200) basis points (Cure Rate) until Borrower satisfies the applicable EBITDA requirement or Lender otherwise consents. The Cure Rate may be reinstated as necessary based on the failure of the quarterly test described herein over the term of this Agreement.

a. March 31, 2015 $50,000.00

b. June 30, 2015 $100,000.00

c. September 30, 2015 $150,000.00

d. December 31, 2015 $200,000.00

e. March 31, 2016 $60,000.00

f. June 30, 2016 $125,000.00

2. Beginning on September 30, 2016, Borrower shall meet and maintain a minimum Fixed Charge Coverage Ratio of 1.20:1. This ratio will be calculated at the end of each reporting period for which Lender requires financial statements from Borrower, using the results of the twelve-month period ending with that reporting period.

3. Beginning on September 30, 2018 until the Maturity Date, Borrower shall meet and maintain a minimum Fixed Charge Coverage Ratio of 1.25:1. This ratio will be calculated at the end of each reporting period for which Lender requires financial statements from Borrower, using the results of the twelve-month period ending with that reporting period.

Other Information. From the date hereof until the Indebtedness is fully repaid and all of Debtors' obligations are fully performed and satisfied, the Parties cited below agree, unless otherwise consented to in writing by the Lender, they will submit the following:

Tribute Labs, LLC - Unaudited Tax Returns within 120 days after the end of each fiscal Year in form acceptable to Lender.

Tribute Labs, LLC - Unaudited Financial Statements within 30 days after the end of each fiscal Quarter in form acceptable to Lender.

Eddie Glover - Unaudited Personal Financial Statements within 120 days after the end of each fiscal Year in form acceptable to Lender.

Eddie Glover - Unaudited Personal Tax Returns within 120 days after the end of each fiscal Year in form acceptable to Lender.

Kristen Riddle - Unaudited Personal Financial Statements within 120 days after the end of each fiscal Year in form acceptable to Lender.

Kristen Riddle - Unaudited Personal Tax Returns within 120 days after the end of each fiscal Year in form acceptable to Lender.

Sam Glover - Unaudited Personal Financial Statements within 120 days after the end of each fiscal Year in form acceptable to Lender.

Sam Glover - Unaudited Personal Tax Returns within 120 days after the end of each fiscal Year in form acceptable to Lender.

Rusty Wooten - Unaudited Personal Financial Statements within 120 days after the end of each fiscal Year in form acceptable to Lender.

Rusty Wooten - Unaudited Personal Tax Returns within 120 days after the end of each fiscal Year in form acceptable to Lender.

Stuart Burke - Unaudited Personal Financial Statements within 120 days after the end of each fiscal Year in form acceptable to Lender.

Stuart Burke - Unaudited Personal Tax Returns within 120 days after the end of each fiscal Year in form acceptable to Lender.

EVENTS OF DEFAULT. The occurrence of any of the following events will be an Event of Default.

Noncompliance with Lender Agreements. Default by Borrower or Guarantor under any provision of this Agreement, the Related Documents, or any other agreement with Lender.

False Statements. If a Party made or makes a false or misleading misrepresentation in this Agreement, in the Related Documents, in any supporting material submitted to Lender or to third parties providing reports to Lender, or in Financial Statements given or to be given to Lender.

Material Adverse Change. Any material adverse change in the Borrower's business, financial condition, or the Property has occurred or is imminent; if the full performance of the obligations of any Party is materially impaired; or if the Collateral and its value or Lender's rights with respect thereto are materially impaired in any way. The existence or reasonable likelihood of litigation, governmental proceeding, default, or other event that may materially and adversely affect a Party's business, financial condition, or the Property.

Insolvency or Liquidation. A Party voluntarily suspends transaction of its business or does not generally pay debts as they mature. If a Party has or will make a general assignment for the benefit of creditors or will file, or have filed against it, any petition under federal bankruptcy law or under any other state or federal law providing for the relief of debtors if the resulting proceeding is not discharged within thirty days after filing. If a receiver, trustee, or custodian is or will be appointed for a Party.

Default on Unrelated Debt. If Borrower or Guarantor materially defaults under a provision of an agreement with a third party or if the indebtedness under such an agreement is accelerated.

Judgments or Attachments. If there is entered against a Party a judgment that materially affects the Borrower's business, financial condition, or the Property, or if a tax lien, levy, writ of attachment, garnishment, execution, or similar item is or will be issued against the Collateral or which materially affects Borrower's business, financial condition, or the Property, and which remains unpaid, unstayed on appeal, undischarged, unbonded, or undismissed for thirty days after it was issued.

Collateral Impairment. Lender has a good-faith belief that Lender's rights in the Collateral are or will soon be impaired or that the Collateral itself is or soon will be impaired.

Termination of Existence or Change in Control. If Borrower or Borrower's business is sold or merged or if Borrower or Borrower's business suspends business or ceases to exist.

Insecurity. If Lender has a good-faith belief that any Party is unable or will soon be unable to perform that Party's duties under this Agreement or under the Related Documents.

Death. The death of an individual who is a Party, a partner in a partnership that is a Party, a member in a limited liability company that is a Party, an officer of a corporation that is a Party, or an individual of similar position in any other type of business organization that is a Party.

REMEDIES ON DEFAULT.

Remedies, No Waiver. The remedies provided for in this Agreement, the Related Documents, and by law are cumulative and not exclusive. Lender reserves the right to exercise some, all, or none of its rights and reserves the right to exercise any right at any time that Lender has the right, without regard to how much time has passed since the right arose. Lender may exercise its rights in its sole, absolute discretion.

Acceleration, Setoff. Upon an Event of Default, the Loan and the Indebtedness may, at Lender's sole option, be declared immediately due and payable. Lender may apply the Parties' bank accounts and any other property held by Lender against the Indebtedness.

ATTORNEYS' FEES AND OTHER COSTS. If legal proceedings are instituted to enforce the terms of this Agreement, Borrower agrees to pay all costs of the Lender in connection therewith, including reasonable attorneys' fees, to the extent permitted by law.

EXPENSES. The Parties agree to pay all of Lender's reasonable expenses incidental to perfecting Lender's security interests and liens, all insurance premiums, Uniform Commercial Code search fees, and all reasonable fees incurred by Lender for audits, inspection, and copying of the Parties' books and records. The Parties also agree to pay all reasonable costs and expenses of Lender in connection with the enforcement of Lender's rights and remedies under this Agreement, the Related Documents, and any other agreement between one or more Parties and Lender, and in connection with the preparation of all amendments, modifications, and waivers of consent with respect to this Agreement, including reasonable attorneys' fees.

GOVERNING LAW/PARTIAL ILLEGALITY. This Agreement and the Related Documents are and will be governed by, and the rights of the Parties will be determined by the laws of the state of Arkansas except to the extent that federal law controls. If any part, term, or provision of this Agreement is determined to be illegal or in conflict with state or federal law, the validity of the remaining portion or provisions of this Agreement will not be affected, unless the stricken portion or provision adversely affects Lender's risk of realizing Lender's anticipated return, in which case Lender may, in its sole discretion, deem the Loan matured.

NOTICES. All notices required under this Agreement must be in writing and will be considered given: (i) on the day of personal delivery, or (ii) one business day after deposit with a nationally recognized overnight courier service, or (iii) three business days after deposit with the United States Postal Service sent certified mail, return receipt requested. Any of these methods may be used to give notice. All notices must be sent to the party or parties entitled to notice at the addresses first set forth in this Agreement. Any Party may change its address for notice purposes on five days prior written notice to the other Parties.

INTEGRATION AND AMENDMENT. This Agreement and other written agreements among the Parties, including but not limited to the Related Documents, are the entire agreement of the Parties and will be interpreted as a group, one with the others. None of the Parties will be bound by anything not expressed in writing, and this Agreement cannot be modified except by a writing executed by those Parties burdened by the modification.

FURTHER ACTION. The Parties will, upon request of Lender, make, execute, acknowledge, and deliver to Lender the modified and additional instruments, documents, and agreements, and will take the further action that is reasonably required, to carry out the intent and purpose of this transaction.

CONTINUING EFFECT. Unless superseded by a later Business Loan Agreement, this Agreement will continue in full force and effect until all of the Parties' obligations to Lender are fully satisfied and the Loan and Indebtedness are fully repaid.

HEADINGS. All headings in this Agreement are included for reference only and do not have any effect on the interpretation of this Agreement.

COUNTERPARTS. This Agreement may be executed by the Parties using any number of copies of the Agreement. All executed copies taken together will be treated as a single Agreement.

TIME IS OF THE ESSENCE. Time is of the essence in the performance of this Agreement.

TRANSFERS. Borrower may not assign or transfer its rights or obligations under this Agreement without Lender's prior written consent. Lender may transfer its interest in Lender's sole discretion. Borrower waives all rights of offset and counterclaim Borrower has against Lender. The purchaser of a participation in the loan may enforce its interest regardless of any claims or defenses Borrower has against Lender.

JURISDICTION. The Parties agree to waive any objection to jurisdiction or venue on the ground that the Parties are not residents of Lender's locality. The Parties authorize any action brought to enforce the Parties' obligations to be instituted and prosecuted in any state court having jurisdiction or in the United States District Court for the District that includes Lender's location as set forth at the beginning of this Agreement. The Parties authorize Lender to elect the court at Lender's sole discretion.

ORAL AGREEMENTS DISCLAIMER. This Agreement represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

By signing this Agreement, Borrower acknowledges reading, understanding and agreeing to all its provisions and receipt of a copy hereof.

Tribute Labs, LLC

By: Needs Creek, LLC, Member-Manager

By: EKS Management, Inc., Manager

MAR 31 2014

By: Eddie Glover — Date
Its: Chairman

By: JSSG Wooten Consulting, LLC, Member-Manager

MAR 31 2014

By: Rusty Wooten — Date
Its: Sole Member

By: FHL Capital, LLC, Member-Manager

MAR 31 2014

By: Stuart Burke — Date
Its: Sole Member

AGREEMENT OF GUARANTOR

Guarantor (i) acknowledges reading and understanding this Agreement; (ii) consents to the provisions of this Agreement relating to Borrower; (iii) agrees to furnish the Financial Statements to Lender that Lender reasonably requests; (iv) agrees to those portions of this Agreement that apply to Guarantor; (v) acknowledges that this Agreement has been freely executed without duress and after an opportunity to consult with counsel; and (vi) confirms that Guarantor received a copy of this Agreement, the Guaranty, and the other documents Guarantor requested.

MAR 31 2014

Eddie Glover — Date
Individually

MAR 31 2014

Kristen Riddle — Date
Individually

MAR 31 2014

Sam Glover — Date
Individually

MAR 31 2014

Rusty Wooten — Date
Individually

MAR 31 2014

Stuart Burke — Date
Individually

COMMERCIAL PROMISSORY NOTE

First Federal Bank
8201 Cantrell Road
Suite 140
Little Rock, Arkansas 72227
(501)907-1819

LOAN NUMBER	NOTE DATE	PRINCIPAL AMOUNT	MATURITY DATE	OFFICER
5000024132	March 21, 2014	$1,000,000.00	June 21, 2021	Chad Russell

LOAN PURPOSE: Purchase sterility testing equipment

BORROWER INFORMATION

Tribute Labs, LLC
2515 College Ave
Conway, AR 72034

NOTE. This Commercial Promissory Note will be referred to in this document as the "Note."

LENDER. "Lender" means First Federal Bank whose address is 8201 Cantrell Road, Suite 140, Little Rock, Arkansas 72227 , its successors and assigns.

BORROWER. "Borrower" means each person or legal entity who signs this Note.

PROMISE TO PAY. For value received, receipt of which is hereby acknowledged, on demand by Lender, or if no demand is made, on or before the Maturity Date, the Borrower promises to pay the principal amount of One Million and 00/100 Dollars ($1,000,000.00) or such lesser amount as shall have been advanced by Lender, from time to time, to or on behalf of Borrower under the terms of this Note, and all interest on the outstanding principal balance and any other charges, including service charges, to the order of Lender at its office at the address noted above or at such other place as Lender may designate in writing. The Borrower will make all payments in lawful money of the United States of America.

PAYMENT SCHEDULE. This Note will be paid according to the following schedule: 3 consecutive payments of interest only beginning on April 21, 2014 and continuing on the same day of each month thereafter. This will be followed by 83 consecutive payments of principal and interest in the amount of $13,119.27 beginning on July 21, 2014 and continuing on the same day of each month thereafter. This will be followed by 1 payment of principal and interest in the amount of $13,119.14 on June 21, 2021. The unpaid principal balance of this Note, together with all accrued interest and charges owing in connection therewith, shall be due and payable on the Maturity Date unless demanded earlier. All payments received by the Lender from the Borrower for application to this Note may be applied to the Borrower's obligations under this Note in such order as determined by the Lender.

INTEREST RATE AND SCHEDULED PAYMENT CHANGES. Interest will begin to accrue on the date of this Note. The initial variable interest rate on this Note will be 2.750% per annum. This interest rate may change on March 22, 2014, and every day thereafter. Each date on which the interest rate may change is called the "Change Date." Beginning with the first Change Date, Lender will calculate the new interest rate based on Prime Rate as published in the Wall Street Journal in effect on the Change Date (the "Index") minus 0.500 percentage points (the "Margin"). If the Index is not available at that time, Lender will choose a new Index which is based on comparable information. The Index is used solely to establish a base from which the actual rate of interest payable under this Note will be calculated, and is not a reference to any actual rate of interest charged by any lender to any particular borrower. The interest rate will never be greater than 5.000% or less than 2.750%.

Nothing contained herein shall be construed as to require the Borrower to pay interest at a greater rate than the maximum allowed by law. If, however, from any circumstances, Borrower pays interest at a greater rate than the maximum allowed by law, the obligation to be fulfilled will be reduced to an amount computed at the highest rate of interest permissible under applicable law and if, for any reason whatsoever, Lender ever receives interest in an amount which would be deemed unlawful under applicable law, such interest shall be automatically applied to amounts owed, in Lender's sole discretion, or as otherwise allowed by applicable law. An increase in the interest rates will result in a higher payment amount. Interest on this Note is calculated on an **Actual/360** day basis. This calculation method results in a higher effective interest rate than the numeric interest rate stated in this Note.

LATE PAYMENT CHARGE. If any required payment is more than 10 days late, then at Lender's option, Lender will assess a late payment charge of 10.000% of the amount of the regularly scheduled payment then past due, subject to a maximum charge of $500.00 and a minimum charge of $25.00.

PREPAYMENT PENALTY. This Note may be prepaid, in full or in part, at any time, without penalty.

ADVANCES. The Borrower and Lender agree that the Borrower may borrow up to the maximum amount of principal only one time. Principal advances will not be made to the Borrower if any of the following conditions exist:

- The maximum amount on this Note has been reached or is outstanding.
- Borrower has breached any of the terms, provisions, representations, requirements or promises contained in this Note or any other agreement.
- Borrower makes a request for an advance after the Maturity Date.
- The Note or any other agreement relating to the extension of credit is in default.
- The Lender has deemed itself insecure or there has been a material adverse change of conditions.

- The Lender is precluded by law from making the advance.

Advances under this Note may only be requested in writing by the Borrower or by an authorized person.

The total of any advance requested and unpaid principal cannot exceed the available principal amount. The available principal amount refers to the principal amount minus the aggregate amount of outstanding advances.

All advances will be charged to a loan account in Borrower's name on Lender's books, and the Lender shall debit in such account the amount of each advance made to, and credit to such account the amount of each repayment made by Borrower.

The initial advance will be in the amount of $1,551.50.

SECURITY TO NOTE. Security (the "Collateral") for this Note is granted pursuant to the following security document(s):

- Security Agreement dated March 21, 2014 evidencing security interest in All Assets.

GUARANTY. In support of this transaction, a Guaranty dated March 21, 2014 has been executed by Eddie Glover; a Guaranty dated March 21, 2014 has been executed by Kristen Riddle; a Guaranty dated March 21, 2014 has been executed by Sam Glover; a Guaranty dated March 21, 2014 has been executed by Rusty Wooten; and a Guaranty dated March 21, 2014 has been executed by Stuart Burke .

RIGHT OF SET-OFF. To the extent permitted by law, Borrower agrees that Lender has the right to set-off any amount due and payable under this Note, whether matured or unmatured, against any amount owing by Lender to Borrower including any or all of Borrower's accounts with Lender. This shall include all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. Such right of set-off may be exercised by Lender against Borrower or against any assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor of Borrower, or against anyone else claiming through or against Borrower or such assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off has not been exercised by Lender prior to the making, filing or issuance or service upon Lender of, or of notice of, assignment for the benefit of creditors, appointment or application for the appointment of a receiver, or issuance of execution, subpoena or order or warrant. Lender will not be liable for the dishonor of any check when the dishonor occurs because Lender set-off a debt against Borrower's account. Borrower agrees to hold Lender harmless from any claim arising as a result of Lender exercising Lender's right to set-off.

PAYABLE ON DEMAND. This is a demand note. Payment is due upon the earlier to occur of (a) Lender's demand or (b) the Maturity Date.

RELATED DOCUMENTS. The words "Related Documents" mean all promissory notes, security agreements, mortgages, deeds of trust, deeds to secure debt, business loan agreements, construction loan agreements, resolutions, guaranties, environmental agreements, subordination agreements, assignments and any other documents or agreements executed in connection with this Note whether now or hereafter existing, including any modifications, extensions, substitutions or renewals of any of the foregoing. The Related Documents are hereby made a part of this Note by reference thereto, with the same force and effect as if fully set forth herein.

DEFAULT. Upon the occurrence of any one of the following events (each, an "Event of Default" or "default" or "event of default"), Lender's obligations, if any, to make any advances will, at Lender's option, immediately terminate and Lender, at its option, may declare all indebtedness of Borrower to Lender under this Note immediately due and payable without further notice of any kind notwithstanding anything to the contrary in this Note or any other agreement: (a) Borrower's failure to make any payment on time or in the amount due; (b) any default by Borrower under the terms of this Note or any other Related Documents executed in connection with this Note; (c) any default by Borrower under the terms of any Related Documents in favor of Lender; (d) the death, dissolution, or termination of existence of Borrower or any guarantor; (e) Borrower is not paying Borrower's debts as such debts become due; (f) the commencement of any proceeding under bankruptcy or insolvency laws by or against Borrower or any guarantor or the appointment of a receiver; (g) any default under the terms of any other indebtedness of Borrower to any other creditor; (h) any writ of attachment, garnishment, execution, tax lien or similar instrument is issued against any collateral securing the loan, if any, or any of Borrower's property or any judgment is entered against Borrower or any guarantor; (i) any part of Borrower's business is sold to or merged with any other business, individual, or entity; (j) any representation or warranty made by Borrower to Lender in any of the Related Documents or any financial statement delivered to Lender proves to have been false in any material respect as of the time when made or given; (k) if any guarantor, or any other party to any Related Documents in favor of Lender entered into or delivered in connection with this Note terminates, attempts to terminate or defaults under any such Related Documents; (l) Lender has deemed itself insecure or there has been a material adverse change of condition of the financial prospects of Borrower or any collateral securing the obligations owing to Lender by Borrower. Upon the occurrence of an event of default, Lender may pursue any remedy available under any Related Document, at law or in equity.

GENERAL WAIVERS. To the extent permitted by law, the Borrower severally waives any required notice of presentment, demand, acceleration, intent to accelerate, protest and any other notice and defense due to extensions of time or other indulgence by Lender or to any substitution or release of collateral. No failure or delay on the part of Lender, and no course of dealing between Borrower and Lender, shall operate as a waiver of such power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right.

JOINT AND SEVERAL LIABILITY. If permitted by law, each Borrower executing this Note is jointly and severally bound.

SEVERABILITY. If a court of competent jurisdiction determines any term or provision of this Note is invalid or prohibited by applicable law, that term or provision will be ineffective to the extent required. Any term or provision that has been determined to be invalid or prohibited will be severed from the rest of this Note without invalidating the remainder of either the affected provision or this Note.

SURVIVAL. The rights and privileges of the Lender hereunder shall inure to the benefits of its successors and assigns, and this Note shall be binding on all heirs, executors, administrators, assigns and successors of Borrower.

ASSIGNABILITY. Lender may assign, pledge or otherwise transfer this Note or any of its rights and powers under this Note without notice, with all or any of the obligations owing to Lender by Borrower, and in such event the assignee shall have the same rights as if originally named herein in place of Lender. Borrower may not assign this Note or any benefit accruing to it hereunder without the express written consent of the Lender.

ORAL AGREEMENTS DISCLAIMER. This Note represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

GOVERNING LAW. This Note is governed by the laws of the state of Arkansas except to the extent that federal law controls.

HEADING AND GENDER. The headings preceding text in this Note are for general convenience in identifying subject matter, but have no limiting impact on the text which follows any particular heading. All words used in this Note shall be construed to be of such gender or number as the circumstances require.

ATTORNEYS' FEES AND OTHER COSTS. If legal proceedings are instituted to enforce the terms of this Note, Borrower agrees to pay all costs of the Lender in connection therewith, including reasonable attorneys' fees, to the extent permitted by law.

ADDITIONAL PROVISIONS. Borrower and/or Guarantor who executes this document agrees to keep records in accordance with generally accepted accounting practices. Additionally, upon request, Borrower and/or Guarantor agrees to provide to Lender/Bank any requested financial documentation, including but not limited to complete balance sheets personally and on any entity that Borrower/Guarantor has an interest in, as well as personal and corporate tax returns and/or the extension thereof as applicable. Borrower/Guarantor agrees to provide this information within 10 days from the request.

By signing this Note, Borrower acknowledges reading, understanding, and agreeing to all its provisions and receipt hereof.

Tribute Labs, LLC

By: Needs Creek, LLC, Member-Manager

By: EKS Management, Inc., Manager

Eddie Glover 03/31/2014

By: Eddie Glover Date

Its: Chairman

By: JSSG Wooten Consulting, LLC, Member-Manager

Rusty Wooten 03/31/2014

By: Rusty Wooten Date

Its: Sole Member

By: FHL Capital, LLC, Member-Manager

Stuart J. Burke 03/31/2014

By: Stuart Burke Date

Its: Sole Member

COMMERCIAL PROMISSORY NOTE
RENEWAL

First Federal Bank
8201 Cantrell Road
Suite 140
Little Rock, Arkansas 72227
(501)907-1819

LOAN NUMBER	NOTE DATE	PRINCIPAL AMOUNT	MATURITY DATE	OFFICER
5000024132	June 21, 2014	$600,000.00	June 21, 2021	Chad Russell

LOAN PURPOSE: Purchase sterility testing equipment

This note is a renewal of the referenced loan(s).

LOAN NUMBER	LOAN DATE	LOAN BALANCE
5000024132	03/21/2014	$600,000.00

BORROWER INFORMATION

Tribute Labs, LLC
2515 College Ave
Conway, AR 72034

NOTE. This Commercial Promissory Note will be referred to in this document as the "Note."

LENDER. "Lender" means First Federal Bank whose address is 8201 Cantrell Road, Suite 140, Little Rock, Arkansas 72227 , its successors and assigns.

BORROWER. "Borrower" means each person or legal entity who signs this Note.

PROMISE TO PAY. For value received, receipt of which is hereby acknowledged, on demand by Lender, or if no demand is made, on or before the Maturity Date, the Borrower promises to pay the principal amount of Six Hundred Thousand and 00/100 Dollars ($600,000.00) or such lesser amount as shall have been advanced by Lender, from time to time, to or on behalf of Borrower under the terms of this Note, and all interest on the outstanding principal balance and any other charges, including service charges, to the order of Lender at its office at the address noted above or at such other place as Lender may designate in writing. The Borrower will make all payments in lawful money of the United States of America.

RENEWAL. This Note is issued, not as a payment toward, but as a renewal and extension of, the obligations of Borrower to Lender pursuant to that certain Note dated March 21, 2014 in the principal amount of $1,000,000.00 (together with all prior amendments thereto or restatements thereof "Prior Note"). This Note shall not be construed as a novation or extinguishment of the unpaid balance due in the sum of $124,613.81.

PAYMENT SCHEDULE. This Note will be paid according to the following schedule: 3 consecutive payments of interest only beginning on July 21, 2014 and continuing on the same day of each month thereafter. This will be followed by 80 consecutive payments of principal and interest in the amount of $8,135.20 beginning on October 21, 2014 and continuing on the same day of each month thereafter. This will be followed by 1 payment of principal and interest in the amount of $8,134.93 on June 21, 2021. The unpaid principal balance of this Note, together with all accrued interest and charges owing in connection therewith, shall be due and payable on the Maturity Date unless demanded earlier. All payments received by the Lender from the Borrower for application to this Note may be applied to the Borrower's obligations under this Note in such order as determined by the Lender.

INTEREST RATE AND SCHEDULED PAYMENT CHANGES. Interest will begin to accrue on the date of this Note. The initial variable interest rate on this Note will be 2.750% per annum. This interest rate may change on June 22, 2014, and every day thereafter. Each date on which the interest rate may change is called the "Change Date." Beginning with the first Change Date, Lender will calculate the new interest rate based on Prime Rate as published in the Wall Street Journal in effect on the Change Date (the "Index") minus 0.500 percentage points (the "Margin"). If the Index is not available at that time, Lender will choose a new Index which is based on comparable information. The Index is used solely to establish a base from which the actual rate of interest payable under this Note will be calculated, and is not a reference to any actual rate of interest charged by any lender to any particular borrower. The interest rate will never be greater than 5.000% or less than 2.750%.

Nothing contained herein shall be construed as to require the Borrower to pay interest at a greater rate than the maximum allowed by law. If, however, from any circumstances, Borrower pays interest at a greater rate than the maximum allowed by law, the obligation to be fulfilled will be reduced to an amount computed at the highest rate of interest permissible under applicable law and if, for any reason whatsoever, Lender ever receives interest in an amount which would be deemed unlawful under applicable law, such interest shall be automatically applied to amounts owed, in Lender's sole discretion, or as otherwise allowed by applicable law. An increase in the interest rates will result in a higher payment amount. Interest on this Note is calculated on an **Actual/360** day basis. This calculation method results in a higher effective interest rate than the numeric interest rate stated in this Note.

LATE PAYMENT CHARGE. If any required payment is more than 10 days late, then at Lender's option, Lender will assess a late payment charge of 10.000% of the amount of the regularly scheduled payment then past due, subject to a maximum charge of $500.00 and a minimum charge of $25.00.

PREPAYMENT PENALTY. This Note may be prepaid, in full or in part, at any time, without penalty.

ADVANCES. The Borrower and Lender agree that the Borrower may borrow up to the maximum amount of principal only one time. Principal advances will not be made to the Borrower if any of the following conditions exist:

- The maximum amount on this Note has been reached or is outstanding.
- Borrower has breached any of the terms, provisions, representations, requirements or promises contained in this Note or any other agreement.
- Borrower makes a request for an advance after the Maturity Date.
- The Note or any other agreement relating to the extension of credit is in default.
- The Lender has deemed itself insecure or there has been a material adverse change of conditions.
- The Lender is precluded by law from making the advance.

Advances under this Note may only be requested in writing by the Borrower or by an authorized person.

The total of any advance requested and unpaid principal cannot exceed the available principal amount. The available principal amount refers to the principal amount minus the aggregate amount of outstanding advances.

All advances will be charged to a loan account in Borrower's name on Lender's books, and the Lender shall debit in such account the amount of each advance made to, and credit to such account the amount of each repayment made by Borrower.

The initial advance will be in the amount of $600,000.00.

GUARANTY. In support of this transaction, a Guaranty dated March 21, 2014 has been executed by Eddie Glover; a Guaranty dated March 21, 2014 has been executed by Kristen Riddle; a Guaranty dated March 21, 2014 has been executed by Sam Glover; a Guaranty dated March 21, 2014 has been executed by Rusty Wooten; and a Guaranty dated March 21, 2014 has been executed by Stuart Burke.

RIGHT OF SET-OFF. To the extent permitted by law, Borrower agrees that Lender has the right to set-off any amount due and payable under this Note, whether matured or unmatured, against any amount owing by Lender to Borrower including any or all of Borrower's accounts with Lender. This shall include all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. Such right of set-off may be exercised by Lender against Borrower or against any assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor of Borrower, or against anyone else claiming through or against Borrower or such assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off has not been exercised by Lender prior to the making, filing or issuance or service upon Lender of, or of notice of, assignment for the benefit of creditors, appointment or application for the appointment of a receiver, or issuance of execution, subpoena or order or warrant. Lender will not be liable for the dishonor of any check when the dishonor occurs because Lender set-off a debt against Borrower's account. Borrower agrees to hold Lender harmless from any claim arising as a result of Lender exercising Lender's right to set-off.

PAYABLE ON DEMAND. This is a demand note. Payment is due upon the earlier to occur of (a) Lender's demand or (b) the Maturity Date.

RELATED DOCUMENTS. The words "Related Documents" mean all promissory notes, security agreements, mortgages, deeds of trust, deeds to secure debt, business loan agreements, construction loan agreements, resolutions, guaranties, environmental agreements, subordination agreements, assignments and any other documents or agreements executed in connection with this Note whether now or hereafter existing, including any modifications, extensions, substitutions or renewals of any of the foregoing. The Related Documents are hereby made a part of this Note by reference thereto, with the same force and effect as if fully set forth herein.

DEFAULT. Upon the occurrence of any one of the following events (each, an "Event of Default" or "default" or "event of default"), Lender's obligations, if any, to make any advances will, at Lender's option, immediately terminate and Lender, at its option, may declare all indebtedness of Borrower to Lender under this Note immediately due and payable without further notice of any kind notwithstanding anything to the contrary in this Note or any other agreement: (a) Borrower's failure to make any payment on time or in the amount due; (b) any default by Borrower under the terms of this Note or any other Related Documents executed in connection with this Note; (c) any default by Borrower under the terms of any Related Documents in favor of Lender; (d) the death, dissolution, or termination of existence of Borrower or any guarantor; (e) Borrower is not paying Borrower's debts as such debts become due; (f) the commencement of any proceeding under bankruptcy or insolvency laws by or against Borrower or any guarantor or the appointment of a receiver; (g) any default under the terms of any other indebtedness of Borrower to any other creditor; (h) any writ of attachment, garnishment, execution, tax lien or similar instrument is issued against any collateral securing the loan, if any, or any of Borrower's property or any judgment is entered against Borrower or any guarantor; (i) any part of Borrower's business is sold to or merged with any other business, individual, or entity; (j) any representation or warranty made by Borrower to Lender in any of the Related Documents or any financial statement delivered to Lender proves to have been false in any material respect as of the time when made or given; (k) if any guarantor, or any other party to any Related Documents in favor of Lender entered into or delivered in connection with this Note terminates, attempts to terminate or defaults under any such Related Documents; (l) Lender has deemed itself insecure or there has been a material adverse change of condition of the financial prospects of Borrower or any collateral securing the obligations owing to Lender by Borrower. Upon the occurrence of an event of default, Lender may pursue any remedy available under any Related Document, at law or in equity.

GENERAL WAIVERS. To the extent permitted by law, the Borrower severally waives any required notice of presentment, demand, acceleration, intent to accelerate, protest and any other notice and defense due to extensions of time or other indulgence by Lender or to any substitution or release of collateral. No failure or delay on the part of Lender, and no course of dealing between Borrower and Lender, shall operate as a waiver of such power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right.

JOINT AND SEVERAL LIABILITY. If permitted by law, each Borrower executing this Note is jointly and severally bound.

SEVERABILITY. If a court of competent jurisdiction determines any term or provision of this Note is invalid or prohibited by applicable law, that term or provision will be ineffective to the extent required. Any term or provision that has been determined to be invalid or prohibited will be severed from the rest of this Note without invalidating the remainder of either the affected provision or this Note.

SURVIVAL. The rights and privileges of the Lender hereunder shall inure to the benefits of its successors and assigns, and this Note shall be binding on all heirs, executors, administrators, assigns and successors of Borrower.

ASSIGNABILITY. Lender may assign, pledge or otherwise transfer this Note or any of its rights and powers under this Note without notice, with all or any of the obligations owing to Lender by Borrower, and in such event the assignee shall have the same rights as if originally named herein in place of Lender. Borrower may not assign this Note or any benefit accruing to it hereunder without the express written consent of the Lender.

ORAL AGREEMENTS DISCLAIMER. This Note represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

GOVERNING LAW. This Note is governed by the laws of the state of Arkansas except to the extent that federal law controls.

HEADING AND GENDER. The headings preceding text in this Note are for general convenience in identifying subject matter, but have no limiting impact on the text which follows any particular heading. All words used in this Note shall be construed to be of such gender or number as the circumstances require.

ATTORNEYS' FEES AND OTHER COSTS. If legal proceedings are instituted to enforce the terms of this Note, Borrower agrees to pay all costs of the Lender in connection therewith, including reasonable attorneys' fees, to the extent permitted by law.

ADDITIONAL PROVISIONS. Borrower and/or Guarantor who executes this document agrees to keep records in accordance with generally accepted accounting practices. Additionally, upon request, Borrower and/or Guarantor agrees to provide to Lender/Bank any requested financial documentation, including but not limited to complete balance sheets personally and on any entity that Borrower/Guarantor has an interest in, as well as personal and corporate tax returns and/or the extension thereof as applicable. Borrower/Guarantor agrees to provide this information within 10 days from the request.

RATIFICATION AND CONTINUED VALIDITY. Except for the terms expressly modified by this Note, the undersigned Borrowers hereby acknowledge they are still bound by the terms of the instruments and prior modifications, extensions and supplements evidencing the existing debt as if they were fully set forth and repeated in this Note and that those terms will continue to bind the Borrowers as provided in this Note and those instruments. Consent to this Note does not waive the right to strictly enforce any rights under this Note or the instruments evidencing the existing debt. Consent to this Note does not require the Borrowers to enter into another Note like this one in the future. The Borrowers and Lender agree that this Note shall not be construed as a novation or extinguishment of the existing debt, but a restatement of the existing debt with modifications.

By signing this Note, Borrower acknowledges reading, understanding, and agreeing to all its provisions and receipt hereof.

Tribute Labs, LLC

By: Needs Creek, LLC, Member-Manager

By: EKS Management, Inc., Manager

Eddie Glover 6/2/14

By: Eddie Glover Date

Its: Chairman

By: JSSG Wooten Consulting, LLC, Member-Manager

6-27-14

By: Rusty Wooten Date

Its: Sole Member

By: FHL Capital, LLC, Member-Manager

Stuart Burke 6/30/14

By: Stuart Burke Date

Its: Sole Member

COMMERCIAL SECURITY AGREEMENT

First Federal Bank
8201 Cantrell Road
Suite 140
Little Rock, Arkansas 72227
(501)907-1819

LOAN NUMBER	AGREEMENT DATE	OFFICER
5000024132	March 21, 2014	Chad Russell

BORROWER INFORMATION

Tribute Labs, LLC
2515 College Ave
Conway, AR 72034

COLLATERAL OWNER INFORMATION

Tribute Labs, LLC
2515 College Ave
Conway, AR 72034

AGREEMENT. For purposes of this document, the term "Agreement" is used when reference is made to this Commercial Security Agreement.

LENDER. "Lender" means First Federal Bank whose address is 8201 Cantrell Road, Suite 140, Little Rock, Arkansas 72227 , its successors and assigns.

DEBTOR. For purposes of this Agreement, "Debtor" refers to any party to this Agreement, whose name and address is recited above, and who executes this Agreement.

SECURITY INTEREST GRANT. Debtor, in consideration of the Obligations to Lender, as defined in the "OBLIGATIONS" provision below, hereby agrees to all of the terms of this Agreement and further hereby specifically grants Lender a continuing security interest in the Collateral as defined in the "DESCRIPTION OF COLLATERAL" provision below. Debtor further grants Lender a security interest in the proceeds of said Collateral; the proceeds of hazard insurance and eminent domain or condemnation awards involving the Collateral; all products of, and accessions to, such Collateral or interests therein; any and all deposits or other sums at any time credited by or due from Lender to Debtor; and any and all instruments, documents, policies, and certificates of insurance, securities, goods, accounts receivable, choses in action, chattel paper, cash, property, and the proceeds thereof (whether or not the same are Collateral or proceeds thereof hereunder), owned by Debtor or in which Debtor has an interest which are now or at any time hereafter in possession or control of Lender, or in transit by mail or carrier to or from Lender, or in possession of any third party acting on Lender's behalf, without regard to whether Lender received the same in pledge, for safekeeping, as agent or otherwise, or whether Lender has conditionally released the same. Debtor's grant of a continuing security interest in the foregoing described Collateral secures to Lender the payment of all loans, advances, and extensions of credit from Lender to Borrower, including all renewals and extensions thereof, and any and all obligations of every kind whatsoever, whether heretofore, now, or hereafter existing or arising between Lender and Borrower and howsoever incurred or evidenced, whether primary, secondary, contingent, or otherwise.

OBLIGATIONS. As used in this Agreement, the term "Obligations" shall mean any and all of Debtor's obligations to Lender, whether they arise under this Agreement or the note, loan agreement, guaranty, or other evidence of debt executed in connection with this Agreement, or under any other mortgage, trust deed, deed of trust, security deed, security agreement, note, lease, instrument, contract, document, or other similar writing heretofore, now, or hereafter executed by the Borrower to Lender, including any renewals, extensions and modifications thereof, and including oral agreements and obligations arising by operation of law. The Obligations shall also include all expenditures that Lender may make under the terms of this Agreement or for the benefit of Borrower or Debtor, all interest, costs, expenses, and attorneys' fees accruing to or incurred by Lender in enforcing the Obligations or in the protection, maintenance, preservation, or liquidation of the Collateral, and any of the foregoing that may arise after the filing of any petition by or against Borrower or Debtor under the Bankruptcy Code, irrespective of whether the obligations do not accrue because of the automatic stay under Bankruptcy Code Section 362 or otherwise.

RELATED DOCUMENTS. The words "Related Documents" mean all promissory notes, security agreements, prior mortgages, prior deeds of trust, prior deeds to secure debt, business loan agreements, construction loan agreements, resolutions, guaranties, environmental agreements, subordination agreements, assignments of leases and rents and any other documents or agreements executed in connection with this Agreement whether now or hereafter existing, including any modifications, extensions, substitutions or renewals of any of the foregoing. The Related Documents are hereby made a part of this Agreement by reference thereto, with the same force and effect as if fully set forth herein.

DESCRIPTION OF COLLATERAL. The collateral covered by this Agreement (the "Collateral") is all of Debtor's assets including, without limitation, documents, documents of title (including, without limitation, warehouse receipts and bills of lading), "As-Extracted Collateral," "Fixtures," "Goods," and all of the Debtor's property described below which the Debtor now owns or may hereafter acquire or create and all proceeds and products thereof, whether tangible or intangible, including proceeds of insurance and which may include, but shall not be limited

to, any items listed on any schedule or list attached hereto. The Collateral described has the meanings contained in the Uniform Commercial Code as adopted in the state where the Lender is located.

Equipment. "Equipment" shall consist of all goods of the Debtor that are not inventory, farm products, titled goods, or consumer goods. Equipment includes, but is not limited to, all equipment and fixtures of every nature and description whatsoever, now owned or hereafter acquired by Debtor, wherever located, including all machinery, manufacturing equipment, shop equipment, furnishings, furniture, record keeping equipment, and vehicles, together with all accessions, parts, imbedded software, attachments, accessories, tools, and dies, or appurtenances thereto intended for use in connection therewith, and all substitutions, betterments, and replacements thereof and additions thereto.

Accounts. "Accounts" consist of the Debtor's right to payment of a monetary obligation, whether or not earned by performance, (i) for property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of; (ii) for services rendered or to be rendered; (iii) for a policy of insurance issued or to be issued; (iv) for a secondary obligation incurred or to be incurred; (v) for energy provided or to be provided; (vi) for the use or hire of a vessel under a charter or other contract; (vii) arising out of the use of a credit card or charge card or information contained on or for use with the card; (viii) as winnings in a lottery or other game of chance operated or sponsored by a state, governmental unit of a state, or person licensed or authorized to operate the game by a state or governmental unit of a state; or (ix) for health-care-insurance receivables.

Inventory. "Inventory" consists of all inventory and goods, other than farm products, which (i) are leased by Debtor as lessor, (ii) are held by Debtor for sale or lease or to be furnished under a contract of service, (iii) are furnished by Debtor under a contract of service, or (iv) consist of raw materials, work in process, or materials used or consumed in business.

Instruments. "Instruments" consist of all negotiable instruments and other writings owned or acquired by the Debtor that evidence a right to the payment of a monetary obligation, and are of a type that in the ordinary course of business are transferred by delivery with all necessary endorsements or assignments. Instruments are not themselves security agreements or leases. The term does not include investment property, letters of credit, or writings that evidence a right to payment arising out of the use of a credit or charge card or information contained on or for use with the card.

General Intangibles. "General Intangibles" shall consist of all personal property now owned or hereafter acquired by the Debtor, including things in action, other than accounts, chattel paper, commercial tort claims, deposit accounts, goods, instruments, investment property, letter of credit rights, letters of credit, money, and oil, gas, or other minerals before extraction. General Intangibles shall also include all payment intangibles now held or hereafter acquired by Debtor and all software now owned or hereafter acquired by Debtor, which is not encompassed by the term "Goods," and all supporting information pertaining or relating thereto. General Intangibles include, but are not limited to, intellectual property, rights that arise under a license of intellectual property, including the right to exploit the intellectual property without liability for infringement, and the right to payment of a loan of funds that is not evidenced by chattel paper or an instrument.

Investment Property. "Investment Property" shall consist of all securities, whether certificated or uncertificated, security entitlements, securities accounts, commodities contracts, and commodities accounts now held or hereafter acquired by the Debtor, together with all contracts, instruments, and general intangibles related thereto and all monies, income, proceeds, and benefits attributable or accruing to said property, including, but not limited to, all stock rights, options, rights to subscribe, dividends, liquidating dividends, stock dividends, dividends paid in stock, new securities, and the properties and benefits to which the Debtor is, or may hereafter become, entitled to receive on account of said property.

Chattel Paper. "Chattel Paper" shall consist of all records now held or hereafter acquired by Debtor that evidence both a monetary obligation and a security interest in specific goods, a security interest in specific goods and software used in the goods, a security interest in specific goods and license of software used in the goods, a lease of specific goods, or a lease of specific goods and license of software used in the goods. In this paragraph, "monetary obligation" means a monetary obligation secured by the goods or owed under a lease of the goods and includes a monetary obligation with respect to software used in the goods. The term does not include (i) charters or other contracts involving the use or hire of a vessel, or (ii) records that evidence a right to payment arising out of the use of a credit card or charge card of information contained on or for use with the card. If a transaction is evidenced by records that include an instrument or series of instruments, the group of records taken together constitutes chattel paper. The definition of chattel paper includes electronic chattel paper. Debtor agrees that it will assist Lender in obtaining control of electronic chattel paper by (i) creating a single authoritative copy of the record(s) existing which is unique and identifiable, (ii) ensuring that the authoritative copy identifies the Lender as the assignee of the record(s), and (iii) ensuring that the authoritative copy is communicated to and maintained by the Lender or its designated custodian. Copies or revisions that add or change an identified assignee of the authoritative copy can be made only with the participation of the Lender. Debtor agrees that each copy or authoritative copy and any copy of a copy shall be readily identifiable as a copy that is not the authoritative copy, and any revision of any authoritative copy is readily identifiable as an authorized or unauthorized revision.

Titled Vehicle. "Titled Vehicle" consists of any and all vehicle(s) and all additions and accessions to the vehicle(s), and any replacements and substitutions of the vehicle(s). It also includes all documents of title related to the vehicle(s) as well as all products, rents, and proceeds of the vehicle(s).

Deposit Accounts. "Deposit Accounts" shall consist of all demand, time, savings, passbook, and similar deposit accounts which are now or are hereafter held by the Debtor in Lender's institution, or maintained in another bank ("Bank") and for which Debtor, Lender and Bank have entered into a duly executed Control Agreement (as used herein, the term "Bank" means an organization that is engaged in the business of banking, and includes banks, savings banks, savings and loan associations, credit unions, and trust companies), unless the deposit is a type of qualifying tax-deferred account as defined in the Internal Revenue Code, as currently in effect and amended from time to time (e.g. Individual Retirement Arrangements, qualified retirement plans, Health Savings Accounts, etc.).

WARRANTIES. The Debtor warrants the following: Debtor has or will acquire free and clear title to all of the Collateral, unless otherwise provided herein; the security interest granted to the Lender shall be a first security interest, and the Debtor will defend same to the Lender against the claims and demands of all persons; the Debtor will fully cooperate in placing or maintaining Lender's lien or security interest; the Debtor agrees not to allow or permit any lien, security interest, adverse claim, charge, or encumbrance of any kind against the Collateral or any part thereof, without the Lender's prior written consent; all of the Collateral is located in the state of the Debtor's address specified at the beginning of this Agreement, unless otherwise certified to and agreed to by the Lender, or, alternatively, is in possession of the Lender; the Debtor will not remove or change the location of any Collateral without the Lender's prior written consent; the Debtor will use the Collateral only in the conduct of its own business, in a careful and proper manner; the Debtor will not use the Collateral or permit it to be used for any unlawful purpose; except as otherwise provided in this Agreement with respect to inventory, Debtor will not, without the Lender's prior written consent, sell, assign, transfer, lease, charter, encumber, hypothecate, or dispose of the Collateral, or any part thereof, or any interest therein, nor will Debtor offer to sell, assign, transfer, lease, charter, encumber, hypothecate, or dispose of the Collateral, or any part thereof, or any interest therein; the Debtor will not conduct business under any name other than that given at the beginning of this Agreement, nor change, nor reorganize the type of business entity as described, except upon the prior written approval of the Lender, in which event the Debtor agrees to execute any documentation of whatsoever character or nature demanded by the Lender for filing or recording, at the Debtor's expense, before such change occurs; the information regarding Debtor's state of organization or formation as set forth in the Resolution is correct, and Debtor further warrants that Debtor will not change Debtor's state of organization or formation without Lender's prior written consent and will assist Lender with any changes to any documents, filings, or other records resulting or required therefrom; the Debtor will keep all records of account, documents, evidence of title, and all other documentation regarding its business and the Collateral at the address specified at the beginning of this Agreement, unless notice thereof is given to the Lender at least ten (10) days prior to the change of any address for the keeping of such records; the Debtor will, at all times, maintain the Collateral in good condition and repair and will not sell or remove same except as to inventory in the ordinary course of business; the Debtor is a legally created business entity, as described before, and it has the power, and the person signing is duly authorized, to enter into this Agreement; the execution of this Agreement will not create any breach of any provision of the Debtor's organizational documents (Articles of Incorporation and By-Laws if the Debtor is a corporation, Articles of Organization and Operating Agreement if the Debtor is a limited liability company, or Certificate of Limited Partnership (if applicable) or Partnership Agreement if the Debtor is a partnership), or any other agreement to which the Debtor is or may become a party; all financial information and statements delivered by the Debtor to the Lender to obtain loans and extensions of credit are true and correct and are prepared in accordance with generally accepted accounting principles; there has been no material adverse change in the financial condition of the Debtor since it last submitted any financial information to the Lender; there are no actions or proceedings, including set-off or counterclaim, which are threatened or pending against the Debtor which may result in any material adverse change in the Debtor's financial condition or which might materially affect any of the Debtor's assets; and the Debtor has duly filed all federal, state, municipal, and other governmental tax returns, and has obtained all licenses, permits, and the like which the Debtor is required by law to file or obtain, and all such taxes and fees for such licenses and permits required to be paid, have been paid in full.

INSURANCE. The Debtor agrees that it will, at its own expense, fully insure the Collateral against all loss or damage for any risk of whatsoever nature in such amounts, with such companies, and under such policies as shall be satisfactory to the Lender. All policies shall expressly provide that the Lender shall be the loss payee or, alternatively, if requested by Lender, mortgagee. The Lender is granted a security interest in the proceeds of such insurance and may apply such proceeds as it may receive toward the payment of the Obligations, whether or not due, in such order as the Lender may in its sole discretion determine. The Debtor agrees to maintain, at its own expense, public liability and property damage insurance upon all its other property, to provide such policies in such form as the Lender may approve, and to furnish the Lender with copies of other evidence of such policies and evidence of the payments of the premiums thereon. All policies of insurance shall provide for a minimum 10 days' written notice of cancellation to Lender. At the request of Lender, such policies of insurance shall be delivered to and held by Lender. Debtor agrees that Lender is authorized to act as attorney for Debtor in obtaining, adjusting, settling, and canceling such insurance and endorsing any drafts or instruments issued or connected with such insurance. Debtor specifically authorizes Lender to disclose information obtained in conjunction with this Agreement and from policies of insurance to prospective insurers of the Collateral. If the Debtor at any time fails to obtain or to maintain any of the insurance required above or pay any premium in whole or in part relating thereto, the Lender, without waiving any default hereunder, may make such payment or obtain such policies as the Lender, in its sole discretion, deems advisable to protect the Debtor's property. All costs incurred by the Lender, including reasonable attorneys' fees, court costs, expenses, and other charges thereby incurred, shall become a part of the Obligations and shall be payable on demand.

ACCOUNTS. As of the time any account becomes subject to the security interest (or pledge or assignment as applicable) granted hereby, Debtor shall be deemed further to have warranted as to each and all of such accounts as follows: (a) each account and all papers and documents relating thereto are genuine and in all respects what they purport to be; (b) each account is valid and subsisting and arises out of a bona fide sale of goods sold and delivered to, or out of and for services theretofore actually rendered by Debtor to, the account debtor named in the account or other bona fide transaction; (c) the amount of the account represented as owing is the correct amount actually and unconditionally owing except for normal cash discounts and is not subject to any setoffs, credits, defenses, or countercharges; and (d) Debtor is the owner thereof free and clear of any charges, liens, security interests, adverse claims, and encumbrances of any and every nature whatsoever.

Lender shall have the right in its own name or in the name of the Debtor, whether before or after default, to require Debtor: (1) to transmit all proceeds of collection of accounts to Lender; (2) to notify any and all account debtors to make payments of the accounts directly to Lender; (3) to demand, collect, receive, receipt for, sue for, compound, and give acquittal for, any and all amounts due or to become due on the accounts and to endorse the name of the Debtor on all commercial paper given in payment or part payment thereof; and (4) in Lender's discretion, to file any

claim or take any other action or proceeding that Lender may deem necessary or appropriate to protect and preserve and realize upon the accounts and related Collateral.

Unless and until Lender elects to collect accounts, and the privilege of Debtor to collect accounts is revoked by Lender in writing, Debtor shall continue to collect accounts, account for same to Lender, shall not commingle the proceeds of collections of accounts with any funds of the Debtor, and shall deposit such proceeds in an account with Lender. In order to assure collection of accounts in which Lender has an interest hereunder, Lender may notify the post office authorities to change the address for delivery of mail addressed to Debtor to such address as Lender may designate, open and dispose of such mail, and receive the collections of accounts included therewith. Lender shall have no duty or obligation whatsoever to collect any account or to take any other action or preserve or protect the Collateral; however, should Lender elect to collect any account or take possession of the Collateral, Debtor releases Lender from any claim or claims for loss or damage arising from any act or omission in connection therewith, and costs of collection incurred by Lender shall be an obligation secured hereby and constitute a portion of the Obligations.

Upon request by Lender, whether before or after default, Debtor shall take such action and execute and deliver such documents as Lender may reasonably request in order to identify, confirm, mark, segregate, and assign accounts and to evidence Lender's interest in same. Without limiting the foregoing Debtor, upon request, agrees to assign accounts to Lender, identify and mark accounts as being subject to the security interest for pledge (or assignment as applicable) granted hereby, mark Debtor's books and records to reflect such assignments, and forthwith to transmit to Lender in the form as received by Debtor any and all proceeds of collection of such accounts.

Debtor will deliver to Lender, prior to the 10th day of each month, or with such other frequency as Lender may request, a written report in form and content satisfactory to Lender, showing a listing and aging of accounts and such other information as Lender may request from time to time. Debtor shall immediately notify Lender of the assertion by any account debtor of any setoff, defense, or claim regarding an account or any other matter adversely affecting an account.

Returned or repossessed goods arising from or relating to any accounts included within the Collateral shall, if requested by Lender, be held separate and apart from any other property. Debtor, on request by Lender, but not less than weekly even though no request has been made, shall report to Lender identifying information with respect to any such goods relating to accounts included in transactions under this Agreement.

INVENTORY. Debtor will deliver to Lender prior to the 10th day of each month, or on such other frequency as Lender may request, a written report in form and content satisfactory to Lender, with respect to the preceding month or other applicable period showing Debtor's opening inventory, inventory acquired, inventory sold, inventory returned, inventory used in Debtor's business, closing inventory, and other inventory not with the preceding categories, and such other information as Lender may request from time to time. Debtor shall immediately notify Lender of any matter adversely affecting the inventory, including, without limitation, any event causing loss or depreciation in the value of the inventory and the amount of such possible loss or depreciation.

Debtor will promptly notify Lender in writing of any addition to, change in, or discontinuance of its place(s) of business as shown in this Agreement, and the location of the office where it keeps its records. All Collateral will be located at the place(s) of business shown herein, as modified by any written notice(s) given pursuant hereto.

Unless and until the privilege of Debtor to use inventory in the ordinary course of Debtor's business is revoked by Lender in the event of default or if Lender deems itself insecure, Debtor may use the inventory in any manner not inconsistent with this Agreement, may sell that part of the Collateral consisting of inventory provided that all such sales are in the ordinary course of business, and may use and consume any raw materials or supplies that are necessary in order to carry on Debtor's business. A sale in the ordinary course of business does not include a transfer in partial or total satisfaction of a debt.

All accounts that arise from the sale of the inventory included within the Collateral shall be subject to all of the terms and provisions hereof pertaining to accounts.

Debtor shall take all action necessary to protect and preserve the inventory.

INSTRUMENTS. Debtor shall immediately deliver to Lender all instruments included in the Collateral. Negotiable instruments shall be endorsed to the order of Lender. With respect to other writing(s) evidencing a right to the payment of money that, in the ordinary course of business, is transferred by delivery with any necessary endorsement or assignment, Debtor shall deliver to Lender and to any third-party issuer a document of assignment in a form and content satisfactory to Lender assigning the Debtor's rights in the said writing(s), and the third-party issuer shall acknowledge receipt of notice of the assignment.

Debtor agrees that Lender may, at any time (whether before or after default) and in its sole discretion, surrender for payment and obtain payment of any portion of the Collateral.

Any and all replacement instruments and other benefits and proceeds related to the Collateral that are received by the Debtor shall be held by Debtor in trust for lender and immediately delivered to Lender to be held as part of the Collateral.

DEPOSIT ACCOUNTS. Debtor shall immediately deliver to Lender all certificated certificates of deposit included in the Collateral. Negotiable certificates of deposit shall be endorsed to the order of Lender. Debtor shall execute any and all other documents necessary to provide an appropriate security interest in any account with Lender. With respect to deposit accounts held in another Bank, Debtor shall deliver to Lender a control agreement ("Control Agreement") in a form and content satisfactory to Lender assigning the Debtor's rights in the deposit account to Lender, and the Bank shall acknowledge receipt of the Control Agreement. The Control Agreement must be in a form that provides that the Bank will comply with any instruction originated by the Lender directing disposition of funds in the Deposit Account without further consent of the Debtor. The form of Control Agreement must be in a form satisfactory to the Lender, and must provide that said Bank will comply with a directive originated by the Lender and will not comply with any directive of the Debtor without the additional written consent of the Lender.

Debtor agrees that Lender may, at any time (whether before or after default) and in its sole discretion, surrender for payment and obtain payment of any portion of the Collateral, whether such have matured or the exercise of the Lender's rights results in a loss of interest or principal or other penalty on such deposits, and, in connection therewith, cause payments to be made directly to Lender.

Any and all replacement or renewal certificates and other benefits and proceeds related to the Collateral that are received by the Debtor shall be held by Debtor in trust for Lender and immediately delivered to Lender to be held as part of the Collateral.

Without limiting the foregoing, it is specifically understood and agreed that Lender shall have no responsibility for ascertaining any maturities or similar matters relating to any of the Collateral or for informing Debtor with respect to any such matters (irrespective of whether lender actually has, or may be deemed to have, knowledge thereof).

INVESTMENT PROPERTY. Immediately upon the execution of this Agreement or Debtor's acquiring rights in the Collateral, Debtor shall: (a) If the Collateral includes certificated securities to Lender and if the certificate is in registered form, register it in the name of Lender or deliver to Lender with the certificate a stock power satisfactory in form and substance to Lender. (b) If the Collateral includes uncertificated securities directly held by Debtor, transfer such securities from Debtor to Lender on the books of the issuer or cause the issuer to enter into and deliver to Lender a control agreement with Debtor and Lender, having a form and substance satisfactory to Lender, providing that issuer will comply with instructions originated by Lender without further consent of the registered owner and issuer will not follow instructions originated by Debtor without the Lender's written consent. (c) If the Collateral includes security entitlements, security accounts, or commodity accounts, cause the Lender to become the holder of the entitlements or accounts or cause the securities intermediary and/or the commodity intermediary to enter into and deliver to Lender an agreement with Debtor and Lender, in a form and substance satisfactory to Lender, providing that said intermediary will comply with entitlements or orders originated by Lender without further consent by Debtor and will not comply with orders originated by Debtor without Lender's written consent. (d) If the Collateral includes commodity contracts, cause the commodity intermediary to enter into and deliver to Lender an agreement with Debtor and Lender, in a form and substance satisfactory to Lender, that said intermediary will apply any value distributed on account of the commodity contract as directed by Lender without further consent by the commodity customer and will not comply with orders originated by Debtor without Lender's written consent.

Upon demand by Lender, Debtor shall execute, assign, and endorse all proxies, applications, acceptances, stock powers, chattel paper, documents, instruments, or other evidence of payment or writing constituting or relating to any of the Collateral, all in such form and substance as may be satisfactory to Lender.

Lender shall also have a security interest in all investment property, rights, and interest of every description at any time issued or issuable as an addition to, in substitution of exchange for, or with respect to the Collateral, including, without limitation, shares issued as dividends or as the result of any reclassifications, merger, spin-off, or other reorganization. Debtor shall deliver promptly to Lender in the exact form received, any such securities or other property which come into the possession, custody, or control of Debtor, and shall with respect to such property transfer control to Lender in accord with the paragraphs above.

In its discretion and without notice to Debtor, the Lender may take any one or more of the following actions, without liability except to account for the property actually received: (a) transfer or register in its name or the name of its nominee any of the Collateral, with or without liability except to account for the property actually received; (b) transfer or register in its name or the name of its nominee any of the Collateral, with or without identification of the security interest herein created, and whether or not so transferred or registered, receive the income, dividends and other distributions thereon and hold them to apply them to the Obligations in any order of priority; (c) to the fullest extent possible under applicable law, exercise or cause to be exercised all voting and corporate powers with respect to any of the Collateral, including all rights of conversion, exchange, subscription, and any other rights, privileges, or options pertaining to such Collateral, as if the absolute owner thereof; (d) exchange any of the Collateral for other property upon a reorganization, recapitalization, or other readjustment and, in connection therewith, deposit any of the Collateral with any committee or depository upon such terms as the Lender may determine; and (e) in its absolute discretion to exercise or to withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to the Lender in this Agreement, without duty to do so and without responsibility for any failure to do so or to delay in so doing.

Without limiting any other right of Lender, on default the Lender may, to the fullest extent permitted by applicable law, without notice, advertisement, hearing, or process of law of any kind, sell any or all of the Collateral, free of all rights and claims of the Debtor therein or thereto, on any recognized market or exchange at any price reasonably consistent with the market price occurring at the time of the sale of the Collateral and, notwithstanding any recent or current decreases or increases in that market price, the sale of the Collateral on such recognized market or exchange shall be deemed reasonable if conducted under ordinary terms regardless of how soon after default the Lender sells such Collateral.

ADDITIONAL COLLATERAL. In the event that Lender should, at any time, determine that the Collateral or Lender's security interest in the Collateral is impaired, insufficient, or has declined or may decline in value, or if Lender should deem that payment of the Obligations is insecure, time being of the very essence, then Lender may require, and Debtor agrees to furnish, additional Collateral that is satisfactory to Lender. Lender's request for additional collateral may be oral or in writing delivered by United States mail addressed to Debtor and shall not affect any other subsequent right of the Lender to request additional Collateral.

FINANCING STATEMENT(S) AND LIEN PERFECTION. Lender is authorized to file a conforming financing statement or statements to perfect its security interest in the Collateral, as provided in Revised Article 9, Uniform Commercial Code - Secured Transactions. Debtor agrees to provide such information, supplements, and other documents as Lender may from time to time require to supplement or amend such financing statement filings, in order to comply with applicable state or federal law and to preserve and protect the Lender's rights in the Collateral. The Debtor further grants the Lender a power of attorney to execute any and all documents necessary for the Lender to perfect or maintain perfection of its security interest in the Collateral, and to change or correct any error on any financing statement or any other document necessary for proper placement of a lien on any Collateral which is subject to this Agreement.

LANDLORD'S WAIVER. Upon request, Debtor shall furnish to Lender, in a form and upon such terms as are acceptable to Lender, a landlord's waiver of all liens with respect to any Collateral covered by this Agreement that is or may be located upon leased premises.

RELATIONSHIP TO OTHER AGREEMENTS. This Agreement and the security interests (and pledges and assignments, as applicable) herein granted are in addition to (and not in substitution, novation or discharge of) any and all prior or contemporaneous security agreements, security interest, pledges, assignments, mortgages, liens, rights, titles, or other interests in favor of Lender or assigned to Lender by others in connection with the Obligations. All rights and remedies of Lender in all such agreements are cumulative.

TAXES, LIENS, ETC. The Debtor agrees to pay all taxes, levies, judgments, assessments, and charges of any nature whatsoever relating to the Collateral or to the Debtor's business. If the Debtor fails to pay such taxes or other charges, the Lender, at its sole discretion, may pay such charges on behalf of the Debtor; and all sums so dispensed by the Lender, including reasonable attorneys' fees, court costs, expenses, and other charges relating thereto, shall become a part of the Obligations and shall be payable on demand.

ENVIRONMENTAL HAZARDS. Debtor certifies that as to any real estate which has been, is now, or will be in the future owned or occupied by Debtor, that such real estate has not in the past, nor will now or in the future be allowed in any manner to be exposed to or contain hazardous or environmentally harmful substances as may be defined or regulated by any local, state or federal law or regulation which impacts, in any way, such substances, except to the extent the existence of such substances has been presently disclosed in writing to Lender, and Debtor will immediately notify Lender in writing of any assertion made by any party to the contrary. Debtor indemnifies and holds Lender and Lender's directors, officers, employees, and agents harmless from any liability or expense of whatsoever nature, including reasonable attorneys' fees, incurred directly or indirectly as a result of Debtor's involvement with hazardous or environmentally harmful substances as may be defined or regulated as such under any local, state or federal law or regulation or Debtor's ownership or occupation of any real estate upon which any hazardous or environmentally harmful substance is or was previously located.

PROTECTION OF COLLATERAL. Debtor agrees that Lender may, at Lender's sole option, whether before or after any event of default, and without prior notice to Debtor, take the following actions to protect Lender's interest in the Collateral: (a) pay for the maintenance, preservation, repair, improvement, or testing of the Collateral; (b) pay any filing, recording, registration, licensing, certification, or other fees and charges related to the Collateral; or (c) take any other action to preserve and protect the Collateral or Lender's rights and remedies under this Agreement, as Lender may deem necessary or appropriate from time to time. Debtor agrees that Lender is not obligated and has no duty whatsoever to take the foregoing actions. Debtor further agrees to reimburse Lender promptly upon demand for any payment made or any expenses incurred by Lender pursuant to this authorization. Payments and expenditures made by Lender under this authorization shall constitute additional Obligations, shall be secured by this Agreement, and shall bear interest thereon from the date incurred at the maximum rate of interest, including any default rate, if one is provided, as set forth in the notes secured by this obligation.

INFORMATION AND REPORTING. The Debtor agrees to supply to the Lender such financial and other information concerning its affairs and the status of any of its assets as the Lender, from time to time, may reasonably request. The Debtor further agrees to permit the Lender, its employees, and agents, to have access to the Collateral for the purpose of inspecting it, together with all of the Debtor's other physical assets, if any, and to permit the Lender, from time to time, to verify Accounts, if any, as well as to inspect, copy, and to examine the books, records, and files of the Debtor.

CROSS-COLLATERALIZATION. Debtor agrees that any security interest provided in Collateral under this Agreement or any Collateral provided in connection with any and all other indebtedness of Debtor to Lender, whether or not such indebtedness is related by class or claim and whether or not contemplated by the parties at the time of executing each evidence of indebtedness, shall act as Collateral for all said indebtedness. This cross-collateralization provision shall not apply to any Collateral that is/are household goods or a principal dwelling.

DEFAULT. The occurrence of any of the following events shall constitute a default of this Agreement: (a) the non-payment, when due (whether by acceleration of maturity or otherwise), of any amount payable on any of the Obligations or any extension or renewal thereof; (b) the failure to perform any agreement of the Debtor contained herein or in any other agreement Debtor has or may have with Lender; (c) the publication of any statement, representation, or warranty, whether written or oral, by the Debtor to the Lender, which at any time is untrue in any respect as of the date made; (d) the condition that any Debtor becomes insolvent or unable to pay debts as they mature, or makes an assignment for the benefit of the Debtor's creditors, or conveys substantially all of its assets, or in the event of any proceedings instituted by or against any Debtor alleging that such Debtor is insolvent or unable to pay debts as they mature (failure to pay being conclusive evidence of inability to pay); (e) Debtor makes application for appointment of a receiver or any other legal custodian, or in the event that a petition of any kind is filed under the Federal Bankruptcy Code by or against such Debtor and the resulting proceeding is not discharged within thirty days after filing; (f) the entry of any judgment against any Debtor, or the issue of any order of attachment, execution, sequestration, claim and delivery, or other order in the nature of a writ levied against the Collateral; (g) the death of any Debtor who is a natural person, or of any partner of the Debtor which is a partnership; (h) the dissolution, liquidation, suspension of normal business, termination of existence, business failure, merger, or consolidation or transfer of a substantial part of the property of any Debtor which is a corporation, limited liability company, partnership or other non-individual business entity; (i) the Collateral or any part of the Collateral declines in value in excess of normal wear, tear, and depreciation or becomes, in the judgment of Lender, impaired, unsatisfactory, or insufficient in character or value, including but not limited to the filing of a competing financing statement; breach of warranty that the Debtor is the owner of the Collateral free and clear of any encumbrances (other than those encumbrances disclosed by Debtor or otherwise made known to Lender, and which were acceptable to Lender at the time); sale of the Collateral (except in the ordinary course of business) without Lender's express written consent; failure to keep the Collateral insured as provided herein; failure to allow Lender to inspect the Collateral upon demand or at reasonable time; failure to make prompt payment of taxes on the Collateral; loss, theft, substantial damage, or destruction of the Collateral; and, when Collateral includes inventory, accounts, chattel paper, or instruments, failure of account debtors to pay their obligations in due course; or (j) the Lender in good faith, believes the Debtor's ability to repay the Debtor's

indebtedness secured by this Agreement, any Collateral, or the Lender's ability to resort to any Collateral, is or soon will be impaired, time being of the very essence.

REMEDY. Upon the occurrence of an event of default, Lender, at its option, shall be entitled to exercise any one or more of the remedies described in this Agreement, in all documents evidencing the Obligations, in any other agreements executed by or delivered by Debtor for benefit of Lender, in any third-party security agreement, mortgage, pledge, or guaranty relating to the Obligations, in the Uniform Commercial Code of the state in which Lender is located, and all remedies at law and equity, all of which shall be deemed cumulative. The Debtor agrees that, whenever a default exists, all Obligations may (notwithstanding any provision in any other agreement), at the sole option and discretion of the Lender and without demand or notice of any kind, be declared, and thereupon immediately shall become due and payable; and the Lender may exercise, from time to time, any rights and remedies, including the right to immediate possession of the Collateral, available to it under applicable law. The Debtor agrees, in the case of default, to assemble, at its own expense, all Collateral at a convenient place acceptable to the Lender. The Lender shall, in the event of any default, have the right to take possession of and remove the Collateral, with or without process of law, and in doing so, may peacefully enter any premises where the Collateral may be located for such purpose. Debtor waives any right that Debtor may have, in such instance, to a judicial hearing prior to such retaking. The Lender shall have the right to hold any property then in or upon said Collateral at the time of repossession not covered by the security agreement until return is demanded in writing by Debtor. Debtor agrees to pay all reasonable costs of the Lender in connection with the collecting of the Obligations and enforcement of any rights connected with retaking, holding, testing, repairing, improving, selling, leasing, or disposing of the Collateral, or like expenses. These expenses, together with interest thereon from the date incurred until paid by Debtor at the maximum post-default rate stated in the notes secured hereby, which Debtor agrees to pay, shall constitute additional Obligations and shall be secured by and entitled to the benefits of this Agreement. The Lender may sell, lease, or otherwise dispose of the Collateral, by public or private proceedings, for cash or credit, without assumption of credit risk. Unless the Collateral is perishable or threatens to decline speedily in value or of a type customarily sold on a recognized market, Lender will send Debtor reasonable notice of the time and place of any public sale or of the time after which any private sale or other disposition will be made. Any notification of intended disposition of the Collateral by the Lender shall be deemed to be reasonable and proper if sent United States mail, postage prepaid, electronic mail, facsimile, overnight delivery or other commercially reasonable means to the Debtor at least ten (10) days before such disposition, and addressed to the Debtor either at the address shown herein or at any other address provided to Lender in writing for the purpose of providing notice. Proceeds received by Lender from disposition of the Collateral may be applied toward Lender's expenses and other obligations in such order or manner as Lender may elect. Debtor shall be entitled to any surplus if one results after lawful application of the proceeds. If the proceeds from a sale of the Collateral are insufficient to extinguish the Obligations of the Debtor hereunder, Debtor shall be liable for a deficiency. Lender shall have the right, whether before or after default, to collect and receipt for, compound, compromise, and settle, and give releases, discharges, and acquittances with respect to, any and all amounts owed by any person or entity with respect to the Collateral. Lender may remedy any default and may waive any default without waiving the default remedied and without waiving any other prior or subsequent default. The rights and remedies of the Lender are cumulative, and the exercise of any one or more of the rights or remedies shall not be deemed an election of rights or remedies or a waiver of any other right or remedy.

FUTURE ADVANCES AND AFTER-ACQUIRED PROPERTY. Future advances may be made at any time by the Lender under this Agreement to the extent allowed by law. The security interest grant contained in this Agreement also applies to any Collateral of the type(s) identified in this Agreement that the Debtor acquires after this Agreement is executed, except that no security interest attaches to after-acquired consumer goods unless the Debtor acquires rights in such goods within 10 days of Lender giving value. In anticipation of future advances by Lender, the Debtor authorizes Lender to file any necessary financing statements to protect Lender's security interest.

EXERCISE OF LENDER'S RIGHTS. Any delay on the part of the Lender in exercising any power, privilege, or right hereunder, or under any other document executed by Debtor to the Lender in connection herewith, shall not operate as a waiver thereof, and no single or partial exercise thereof or any other power, privilege, or right shall preclude other or further exercise thereof. The waiver by the Lender of any default of the Debtor shall not constitute a waiver of subsequent default.

CONTINUING AGREEMENT. This is a continuing agreement and the security interest (and pledge and assignment, as applicable) hereby granted and all of the terms and provisions of this Agreement shall be deemed a continuing agreement and shall remain in full force and effect until the Obligations are paid in full. In the event that Lender should take additional Collateral, or enter into other security agreements, mortgages, guarantees, assignments, or similar documents with respect to the Obligations, or should Lender enter into other such agreements with respect to other obligations of Debtor, such agreements shall not discharge this Agreement, which shall be construed as cumulative and continuing and not alternative and exclusive.

Any attempted revocation or termination shall only be effective if explicitly confirmed in a signed writing issued by Lender to such effect and shall in no way impair or affect any transactions entered into or rights created or liabilities incurred or arising prior to such revocation or termination, as to which this Agreement shall be truly operative until same are repaid and discharged in full. Unless otherwise required by applicable law, Lender shall be under no obligation to issue a termination statement or similar document unless Debtor requests same in writing, and providing further, that all Obligations have been repaid and discharged in full and there are no commitments to make advances, incur any obligations, or otherwise give value.

ABSENCE OF CONDITIONS OF LIABILITY. This Agreement is unconditional. Lender shall not be required to exhaust its remedies against Debtor, other collateral, or guarantors, or pursue any other remedies within Lender's power before being entitled to exercise its remedies hereunder. Lender's rights to the Collateral shall not be altered by the lack of validity or enforceability of the Obligations against Debtor, and this Agreement shall be fully enforceable irrespective of any counterclaim which the Debtor may assert on the underlying debt and notwithstanding any stay, modification, discharge, or extension of Debtor's Obligation arising by virtue of Debtor's insolvency, bankruptcy, or reorganization, whether occurring with or without Lender's consent.

NOTICES. Any notice or demand given by Lender to Debtor in connection with this Agreement, the Collateral, or the Obligations, shall be deemed given and effective upon deposit in the United States mail, postage prepaid, electronic mail, facsimile, overnight delivery or other commercially reasonable means addressed to Debtor at the address designated at the beginning of this Agreement, or such other address as Debtor may provide to Lender in writing from time to time for such purposes. Actual notice to Debtor shall always be effective no matter how such notice is given or received.

WAIVERS. Debtor waives notice of Lender's acceptance of this Agreement, defenses based on suretyship, and to the fullest extent permitted by law, any defense arising as a result of any election by Lender under the Bankruptcy Code or the Uniform Commercial Code. Debtor and any maker, endorser, guarantor, surety, third-party pledgor, and other party executing this Agreement that is liable in any capacity with respect to the Obligations hereby waive demand, notice of intention to accelerate, notice of acceleration, notice of nonpayment, presentment, protest, notice of dishonor, and any other similar notice whatsoever.

JOINT AND SEVERAL LIABILITY. To the extent permitted by law, each Debtor executing this Agreement is jointly and severally bound.

SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law; but, in the event any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity and shall be severed from the rest of this Agreement without invalidating the remainder of such provision or the remaining provisions of this Agreement.

SURVIVAL. The rights and privileges of the Lender hereunder shall inure to the benefits of its successors and assigns, and this Agreement shall be binding on all heirs, executors, administrators, assigns, and successors of Debtor.

ASSIGNABILITY. Lender may assign, pledge, or otherwise transfer this Agreement or any of its rights and powers under this Agreement without notice, with all or any of the Obligations, and in such event the assignee shall have the same rights as if originally named herein in place of Lender. Debtor may not assign this Agreement or any benefit accruing to it hereunder without the express written consent of the Lender.

AUTHORIZATIONS. Debtor authorizes Lender, without notice or demand and without altering Debtor's liability or Lender's rights hereunder, from time to time to take acts which may alter the Obligation of Debtor to Lender or Debtor's right to restitution or subrogation or both, including to the extent allowed by law:

(a) Renewing, compromising, extending, or otherwise changing the time for payment of, or otherwise changing the terms of the Obligations or any part thereof, including increasing the rate of interest;
(b) Extending additional credit to Debtor in any manner for any purpose;
(c) Incurring costs, including attorneys' fees, with respect to enforcing Lender's rights with respect to the Obligations, and Collateral securing the Obligations;
(d) Exchanging, enforcing, waiving, or releasing (whether intentionally or unintentionally) any security for the Obligations or any part thereof or purchase such security at private or public sale and to file any financing statements necessary for Lender to perfect or protect Lender's security interest;
(e) Settling, releasing, compromising with, or substituting any one or more endorsers, guarantors, or other obligors or the Obligations;
(f) Impairing the value of Lender's interest in Collateral through failure to obtain or maintain protection, failure to obtain or maintain recordation of an interest, or through failure to perform a duty owed to Debtor to preserve the Collateral; and
(g) Applying all monies received from Debtor and others or from Collateral in Lender's discretion without in any way being required to marshal assets.

GOVERNING LAW. This Agreement has been delivered in the State of Arkansas and shall be construed in accordance with the laws of that state.

HEADINGS AND GENDER. The headings preceding text in this Agreement are for general convenience in identifying subject matter, but have no limiting impact on the text which follows any particular heading. All words used in this Agreement shall be construed to be of such gender or number as the circumstances require.

MISCELLANEOUS. Time is of the essence of this Agreement. Except as otherwise defined in this Agreement, all terms herein shall have the meanings provided by the Uniform Commercial Code as it has been adopted in the state of Arkansas. All rights, remedies, and powers of the Lender hereunder are irrevocable and cumulative, and not alternative or exclusive, and shall be in addition to all rights, remedies, and powers given hereunder or in or by any other instruments or by the provision of the Uniform Commercial Code as adopted in the state where the Lender is located, or any other laws, now existing or hereafter enacted. The Debtor specifically agrees that, if it has heretofore or hereafter executed any loan agreement in conjunction with the Agreement, any ambiguities between this Agreement and any such loan agreement shall be construed under the provisions of the loan agreement, to the extent that it may be necessary to eliminate any such ambiguity. Debtor releases Lender from any liability which might otherwise exist for any act or omission of Lender related to the collection of any debt secured by this Agreement or the disposal of any Collateral, except for the Lender's willful misconduct.

ORAL AGREEMENTS DISCLAIMER. This Agreement represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

ACKNOWLEDGMENT. Debtor acknowledges agreeing to all of the provisions in this Agreement, and further acknowledges receipt of a true and complete copy of this Agreement.

IN WITNESS WHEREOF, Debtor has executed this Agreement on the date and year shown below.

Tribute Labs, LLC

IRREVOCABLE, UNCONDITIONAL AND CONTINUING
LIMITED GUARANTY AGREEMENT

This Irrevocable, Unconditional and Continuing Limited Guaranty Agreement ("*Guaranty*") is made and entered into to be effective as of March 21, 2014 (the "*Effective Date*"), by   , individually, (the "*Guarantor*"), and delivered to **First Federal Bank**, a federally chartered thrift institution, with offices at 8201 Cantrell Road, Suite 140, Little Rock, AR 72211 (the "*Lender*") with respect to the following facts:

A. Lender has agreed to make a loan to **Tribute Labs, LLC**, an Nevada limited liability company, with a mailing address of 2515 College Ave, Conway, Arkansas 72034 (the "*Borrower*"), in a principal amount of One Million Dollars ($1,000,000.00) (the "*Loan*"). The Loan is evidenced by that certain Promissory Note, dated as of the date hereof in the original principal amount of One Million Dollars ($1,000,000.00) and any and all renewals, substitutions, modifications, rearrangements, extensions and replacements thereof (the "*Note*").

B. The Note is secured, among other things, by a Business Loan Agreement (the "*Loan Agreement*"), a Security Agreement and Financing Statement (the "*Security Agreement*"), and various limited guaranty agreements (collectively, the "*Guaranties*"), all dated to be effective as of the Effective Date of this Guaranty. The Note, the Security Agreement, this Guaranty, the Guaranties, and each and every other document or instrument relating to, now or hereafter evidencing or securing the Loan, are collectively referred to hereinafter as the "*Loan Documents*."

C. In consideration of Lender making the Loan, which Guarantor warrants is of value to the Guarantor, the Guarantor has agreed, at the request of the Borrower, to unconditionally guarantee to Lender certain indebtedness of Borrower to Lender, **subject, however, to the limitation set forth in Section 2.01 below**.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Guarantor, the Guarantor agrees with Lender as follows:

ARTICLE I.
REPRESENTATIONS AND WARRANTIES

The Guarantor represents and warrants as follows:

Section 1.01. Existence and Rights. Samuel R. Wooten is a resident of Dallas County, Texas. Guarantor has adequate authority, rights and franchises to own property and to carry on his business as now owned and carried on, and Guarantor has the power and adequate authority to make and carry out each and every provision of this Guaranty.

Section 1.02. Guaranty Authorized and Binding. The execution, delivery and performance of this Guaranty do not require the consent or approval of any governmental body or other regulatory authority; are not in contravention of, or in conflict with, any law or regulation or any term or provision of any organizational documents applicable to Guarantor, and this Guaranty is a valid and legally binding obligation of Guarantor enforceable in accordance with its terms.

Section 1.03. No Conflict. The execution and delivery of this Guaranty is not, and the performance of this Guaranty will not be, in contravention of, or in conflict with, any agreement, indenture or undertaking to which Guarantor is a party or by which Guarantor or any of Guarantor's property is or may be bound or affected and do not, and will not, cause any security interest, lien or other encumbrance to be created or imposed upon any such property.

Section 1.04. Litigation. There is no litigation or other proceeding pending or, to the knowledge of Guarantor, threatened against, or affecting, Guarantor or Guarantor's properties which, if determined adversely to the Guarantor would have been a materially adverse effect on the financial condition, properties, businesses or operations of the Guarantor, and Guarantor is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental or regulatory authority.

Section 1.05. Financial Condition. The financial statements and tax returns or other financial data of the Guarantor that have heretofore been submitted in writing by the Guarantor to Lender in connection herewith are true and correct and fairly present the financial condition of the Guarantor for the period covered thereby. Since the date of said financial statements, there has been no materially adverse change in the financial condition of the Guarantor. The Guarantor has no knowledge of any liabilities, contingent or otherwise, at the date of said financial statements that are not reflected in said financial statements; and, other than in the ordinary course of the Guarantor's business, the Guarantor has not entered into any commitments or contracts that are not reflected in said financial statements or that may have a materially adverse effect upon the Guarantor's financial condition, operations or business as now conducted. Guarantor covenants that during the time this Guaranty is in effect, there will be no material adverse change in Guarantor's financing status, and Guarantor will not sell, mortgage, pledge or otherwise convey or transfer any material portion of Guarantor's property, without first obtaining Bank's written consent therefor. Additionally, Guarantor shall provide to Lender copies of his financial statements as provided in the Loan Agreement.

Section 1.06. Financial Benefit. The Guarantor hereby acknowledges and warrants that the Guarantor has derived or expects to derive a financial advantage from each and every loan or other extension of credit and from each and every renewal, extension, release of collateral or other relinquishment of legal rights made or granted or to be made or granted by Lender to the Borrower in connection with the Indebtedness (defined herein).

Section 1.07. Review of Documents: Borrower's Financial Condition. The Guarantor hereby acknowledges that the Guarantor has copies of and is fully familiar with each and every document executed and delivered to Lender by the Borrower and represents and warrants that all necessary action, whether corporate or otherwise, has been taken by the Borrower to authorize the Borrower's execution of the said documents and to engage in the transaction thereby contemplated. Further, Guarantor acknowledges and agrees that in making his decision to execute and deliver this Guaranty, he has not relied, in any way, upon any representations by Lender, its officers, directors, shareholders, agents or independent contractors, concerning the creditworthiness or financial condition of the Borrower.

ARTICLE II.
GUARANTY

Section 2.01. Guaranty.

(a) Subject to the terms and conditions set forth in Section 2.01 (b) below, Guarantor absolutely, irrevocably and unconditionally guarantees and promises to pay to, or to the order of, Lender in lawful money of the United States of America, **One Hundred Percent (100%) of the Indebtedness** (as may change from time to time); provided, however, that said liability shall be satisfied only by a payment made by Guarantor to the Lender in response to an explicit written demand by Lender. The word "*Indebtedness*" is used herein in its most comprehensive sense and includes the then outstanding principal balance of the Loan and all unpaid advances, interest, debts, obligations and liabilities of the Borrower to Lender under the Loan, or now or hereafter made, incurred or created (and all renewals, extensions, modifications and rearrangement thereof), whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, direct or indirect, and whether the Borrower may be liable individually or jointly with others or whether recovery upon such Indebtedness may be or hereafter become barred by any statute of limitations, or whether such Indebtedness may be or hereafter become otherwise unenforceable against Borrower, together with all of Lender's expenses and costs in connection with the Indebtedness. The limitation on the liability of Guarantor shall not apply to any costs, fees or expenses incurred by Lender in connection with Section 3.11. This Guaranty is a guarantee of payment and not of collectability. The Guarantor does hereby further unconditionally guarantee the prompt performance of and compliance with all the terms and conditions of the Loan Documents and the general performance of each and every other covenant and condition set forth and contained in the Loan Documents.

(b) The guaranty obligation set forth in Section 2.01(a) above shall be enforceable by Lender only after the occurrence of an Event of Default under any Loan Document.

Section 2.02. Reduction and Termination of Guaranty.

(a) If after the end of a calendar quarter first occurring after the date that is twenty-seven (27) months from the Effective Date, (i) the Borrower satisfies for the immediately preceding two (2) quarters the fixed charge coverage ratio requirements set forth in the Section entitled "Covenants" of the Loan Agreement; and (ii) no event has occurred that with the giving of notice or passage of time, or both, would be an Event of Default under any Loan Document, then the limitation on Guarantor's responsibility set out in Section 2.01(a) above shall be reduced to forty percent (40%) of the Indebtedness. All other provisions of this Guaranty shall remain in full force and effect.

(b) If after the end of a calendar quarter first occurring after the date that is twenty-four (24) months, after the Borrower satisfies (i) for the immediately preceding four (4) quarters the fixed charge coverage ratio requirements set forth in the Section entitled "Covenants" of the Loan Agreement; and (ii) no event has occurred that with the giving of notice or passage of time, or both, would be an Event of Default under any Loan Document, then the limitation on Guarantor's responsibility set out in Section 2.02(a) above shall be reduced to twenty percent (20%) of the Indebtedness. All other provisions of this Guaranty shall remain in full force and effect.

(c) Any reduction of Guarantor's obligations pursuant to this Section 2.02 shall be evidenced in writing and signed by both parties. Any action under this Section 2.02 may occur only one time after Borrower's delivery of the financial statements required by the Loan Agreement for the preceding calendar year or quarters, as specified in the Loan Agreement, and shall be initiated by Guarantor by written request to Lender.

Section 2.03. Continuing Guaranty. This is a continuing guaranty of the Indebtedness, and the liability of the Guarantor hereunder is absolute and unconditional. This Guaranty may be terminated as to future transactions only, and any such termination shall be effective only as of noon of the next business day after written notice thereof is received by Lender addressed to its President. No such notice shall release the Guarantor from any liability existing when such notice is received (specifically including, but not limited to, all of the obligations set forth in the Loan Documents) and all modifications, renewals and extensions thereof.

Section 2.04. Nature of Guaranty. The liability of the Guarantor hereunder is independent of the obligation of the Borrower and a separate action or separate actions may be brought and prosecuted against Guarantor whether or not any action is brought or prosecuted against the Borrower, any other guarantor, or whether the Borrower or any other guarantor is joined in any such action or actions. The liability of Guarantor hereunder is independent of and not in consideration of or contingent upon the liability of any other person under any similar instrument and the release of, or cancellation by, any signer of a similar instrument shall not act to release or otherwise affect the liability of the Guarantor hereunder. The Guarantor waives the benefit of any statute of limitations affecting the Guarantor's liability hereunder or the enforcement thereof. Any payment by the Borrower or other circumstance which operates to toll any statute of limitations applicable to the Borrower shall also operate to toll the statute of limitations applicable to the Guarantor.

Section 2.05. Authorization. The Guarantor authorizes Lender, without notice or demand and without affecting its liability hereunder, from time to time to:

(a) Specifically notwithstanding the provisions of Ark. Code Ann. §§4-3-415 and 4-3-416, take and hold security for the payment of this Guaranty or the Indebtedness, perfect such security or refrain from perfecting such security, whether or not such security is required as a condition to the making of the Loan, and exchange, enforce, waive or release (whether intentionally or unintentionally) any such security or any part thereof, purchase such security at a public or private sale (without any obligation to so purchase), and apply any such security and direct the order or manner of sale thereof as Lender in its discretion may determine;

(b) settle, release, compromise with, or substitute any one or more makers, accommodation parties, endorsers, guarantors and/or other obligors of this Guaranty or the Indebtedness; and

(c) to grant to Borrower multiple extensions or renewals of the Note or the Loan, notwithstanding the provisions of Ark. Code Ann. §4-3-118(f).

Section 2.06. Waivers. Without limiting the same in any respect, and in addition to the waivers set forth in Section 2.05 of this Guaranty, and elsewhere within this Guaranty, the Guarantor also waives the right to require Lender to proceed against the Borrower or any other

person liable on the Indebtedness, to proceed against or exhaust any security held from the Borrower or any other person, or to pursue any other remedy in Lender's power whatsoever, and the Guarantor waives the right to have the property of the Borrower first applied to the discharge of the Indebtedness. Lender may, at its election, exercise any right or remedy it may have against the Borrower or security held by Lender, including, without limitation, the right to foreclose upon any such security by one or more judicial or nonjudicial sales, whether or not every aspect of such sale is commercially reasonable, without affecting or impairing in any way the liability of the Guarantor hereunder, except to the extent the Indebtedness has been paid. The Guarantor also waives any defense arising by reason of any disability or other defense of the Borrower or by cessation from any cause whatsoever (including without limitation, any intervention or omission by Lender) of the liability, either in whole or in part, of the Borrower to Lender for the Indebtedness. Subject to the limitation of Guarantor liability, Guarantor hereby waives all rights and benefits purporting to limit the amount of any deficiency judgment which might be recoverable following the occurrence of a trustee's sale under a deed of trust or mortgage. In addition, Guarantor also hereby waives, to the fullest extent permitted by law, (a) any defense arising as a result of any election by Lender in any proceeding instituted under the Bankruptcy Code, (b) any defense based on any borrowing or grant of a security interest under the Bankruptcy Code, (c) any defense of discharge pursuant to Ark. Code Ann. §§4-3-415, 4-3-416, 4-3-601, 4-3-604 and 4-3-605, in addition to all common law defenses required to be raised in a responsive pleading by Rule 8(c) of the Arkansas Rules of Civil Procedure, or otherwise, including without limitation all "impairment of recourse" defenses, and (d) any defense based on the release (if obtained through misrepresentation, fraud or other improper circumstances) or death of the Guarantor.

Section 2.07. Additional Waivers; No Subrogation. The Guarantor shall have no right of subrogation to, and waives, to the fullest extent permitted by law, any right to enforce any remedy which Lender now has or may hereafter have against the Borrower in respect of the Indebtedness, and the Guarantor waives any benefit of, and any right to participate in, any security, whether real or personal property, now or hereafter held by Lender for the Indebtedness. The Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance of this Guaranty. The Guarantor assumes the responsibility for being and keeping the Lender informed of the financial condition of the Borrower and of all other circumstances bearing upon the risk of nonpayment of the Indebtedness which diligent inquiry would reveal, and agrees that Lender shall have no duty to advise the Guarantor of information known to it regarding such condition or any such circumstances.

Section 2.08. The Borrower. It is not and shall not be necessary for Lender to inquire into the powers of the Borrower or the joint venturers, partners, trustees or agents acting or purporting to act on the Borrower's behalf and any Indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder. The Guarantor agrees that Lender's books and records showing the account between Lender and the Borrower shall be admissible in any proceeding or action and shall be binding upon Guarantor for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof.

Section 2.09. Bankruptcy No Discharge. Notwithstanding anything to the contrary herein contained, this Guaranty shall continue to be in effect or be reinstated, as the case may be, if at any time, payment, or any part hereof, of any or all of the Indebtedness is rescinded or must otherwise

be restored or returned by Lender upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made. As an example and not in any way of limitation, if after the Indebtedness has been partially or completely paid in full, followed by an action in a bankruptcy or reorganization proceeding involving Borrower which requires Lender to return such full or partial payment, Guarantor shall be liable upon this Guaranty as though such payment had not been made. Notwithstanding any modification, discharge or extension of the Indebtedness or any amendment, modification, stay or cure of Lender's rights which may occur in any bankruptcy or reorganization case or proceeding concerning the Borrower whether permanent or temporary, and whether assented to by Lender, the Guarantor hereby agrees that the Guarantor shall be obligated hereunder to pay the Indebtedness and discharge the Guarantor's other obligations in accordance with the terms of the Indebtedness and the terms of this Guaranty in effect on the date hereof. Guarantor understands and acknowledges that by virtue of this Guaranty, the Guarantor has specifically assumed any and all risks of a bankruptcy or reorganization case or proceeding with respect to the Borrower. As an example and not in any way of limitation, a subsequent modification of the Indebtedness in any reorganization case concerning the Borrower shall not affect the obligation of Guarantor to pay the Indebtedness in accordance with its original terms.

Section 2.10. The Subordination. Notwithstanding the provisions of Ark. Code Ann. §§4-3-415 and 4-3-416, the Guarantor hereby absolutely subordinates, both in right of payment and in time of payment, any present or future indebtedness of the Borrower to Guarantor (other than for legitimate salary and benefits) to the Indebtedness of the Borrower to Lender, including without limitation any contingent or noncontingent rights which Guarantor may have against Borrower concerning the Indebtedness, including the circumstance wherein Guarantor has paid all or a portion of the Indebtedness to Lender. If, whether or not at Lender's request, the Guarantor shall collect, enforce or receive payment from the Borrower upon any indebtedness of the Borrower to Guarantor, from and after an Event of Default, as defined in the Loan Agreement, any such sums shall be received by the Guarantor as trustee for Lender and shall be paid over to Lender on account of the Indebtedness of the Borrower to Lender, but without reducing or affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty. The Guarantor shall file in any bankruptcy or other proceeding in which the filing of claims is required by law, all claims which the Guarantor may have against the Borrower relating to any indebtedness of the Borrower to the Guarantor and does hereby assign to Lender all rights of the Guarantor thereunder. If Guarantor does not file any such claim, the Lender, as attorney-in-fact for Guarantor, is hereby authorized to do so in the name of Guarantor or, in Lender's discretion, to assign the claim to a nominee and to cause proof of claim to be filed in the name of Lender's nominee. The foregoing power of attorney is coupled with an interest and cannot be revoked. Lender or its nominee shall have the sole right to accept or reject any plan proposed in any such proceeding and to take any other action which a party filing a claim is entitled to do. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay, and the Guarantor does hereby authorize such person or persons to pay to Lender the amount payable on such claim, and, to the full extent necessary for that purpose, the Guarantor hereby assigns to Lender all of the Guarantor's rights to any such payments or distributions to which the Guarantor would otherwise be entitled. Any instruments now or hereafter evidencing any indebtedness of the Borrower to the Guarantor shall be marked with a legend that the same are subject to this Guaranty and, if Lender so requests, shall be delivered to Lender.

ARTICLE III.
MISCELLANEOUS

Section 3.01. Survival of Warranties. All agreements, representations and warranties made herein shall survive the execution and delivery of this Guaranty.

Section 3.02. Failure or Indulgence Not Waiver. No failure or delay on the part of Lender in the exercise of any power, right or privilege hereunder shall operate as a waiver hereof, nor shall any single or partial exercise of any power, right or privilege preclude any other or further exercise of any such power, right or privilege. All powers, rights and privileges hereunder are cumulative to, and not exclusive of, any powers, rights or privileges otherwise available.

Section 3.03. Notices. All notices, demands and requests given or required to be given by either party hereto to the other party shall be in writing. All such notices, demands and requests by the Lender to the Guarantor shall be deemed to have been properly given if served in person, sent by telefax (and receipt confirmed), electronic mail or mailed by United States registered or certified mail, return receipt requested, postage prepaid, or by Federal Express, Airborne or any other insured and reputable overnight delivery service, addressed to the Guarantor at the following address:

4408 Crooked Lane
Dallas, TX 75229
Telefax No.: ___________

or to such other address, telefax number or email address as the Guarantor may from time to time designate by written notice to the Lender given as herein required. All notices, demands and requests by the Guarantor to the Lender shall be deemed to have been properly given if served in person, sent by telefax (an receipt confirmed), electronic mail or mailed by United States registered or certified mail, return receipt requested, postage prepaid, or by Federal Express, Airborne or any other insured and reputable overnight delivery service, addressed to the Lender at the following address:

First Federal Bank
Attn: Chad Russell
8201 Cantrell Road, Suite 140
Little Rock, AR 72211
Telefax No.: ___________

or to such other address, telefax number or email address as the Lender may from time to time designate by written notice to the Guarantor given as herein required.

Notices, demands and requests sent pursuant to this paragraph shall be deemed to be received (i) if personally delivered in the manner aforesaid, on the date of delivery, (ii) if sent by telefax or electronic mail before 2:00 p.m. Central Standard Time, on the day sent if a business day, or, if such day is not a business day or if sent after 2:00 p.m. Central Standard Time, then on the next business day, (iii) if sent by registered or certified mail in the manner aforesaid, on the earlier of the fifth business day following the day sent or when actually received, or (iv) if sent by

overnight delivery service in the manner aforesaid, on the next business day immediately following the day sent. Any notice by telefax electronic mail shall be followed by delivery on the next business day by overnight delivery service or by hand.

Section 3.04. Severability. In case any provision of this Guaranty shall be invalid, illegal or unenforceable, such provisions shall be severable from the rest of this Guaranty and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 3.05. Applicable Law. This Guaranty and the rights and obligations of the parties hereto shall be governed by and construed and enforced in accordance with the laws of the state of Arkansas.

Section 3.06. Jurisdiction and Venue. The Guarantor hereby irrevocably agrees that any legal action or proceedings against him with respect to this Guaranty may be brought in the courts of the state of Arkansas, or in any United States District Court for the Eastern District of Arkansas, or such other court as Lender may elect and, by the Guarantor's execution and delivery of this Guaranty, the Guarantor hereby irrevocably submits to each such jurisdiction and hereby irrevocably waives any and all objections which the Guarantor may have as to venue in any of the above courts.

Section 3.07. Assignability. This Guaranty shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and their respective successors and assigns. Lender may assign this Guaranty or any of its rights and powers hereunder without notice, with all or any of the Indebtedness hereby guaranteed, and in such event the assignee shall have the same rights and remedies as if originally named herein in place of Lender; provided, however, that Lender shall have an unimpaired right, prior and superior to that of any such assignee to enforce the provisions of this Guaranty for the benefit of Lender as to so much of the Indebtedness that it has not sold, assigned or transferred.

Section 3.08. Survival of Guaranties. This Guaranty shall be binding upon the heirs, successors, representatives and assigns of the Guarantor.

Section 3.09. Headings. Headings of the Articles and Sections of this Guaranty are inserted for convenience only and shall not be deemed to constitute a part hereof.

Section 3.10. Use of Terms. Whenever used, the singular number shall include the plural and the plural the singular, and the use of any gender (male, female or neuter) shall be applicable to all genders.

Section 3.11. Expenses and Fees. The Guarantor hereby agrees to be responsible for and to pay all costs and expenses, including, without limitation, attorneys' fees and foreclosure fees, incurred by Lender in connection with the collection of all sums guaranteed hereunder and the defense or enforcement of any of Lender's rights hereunder, whether or not suit is filed, and whether such collection be from the Borrower or from the Guarantor.

Section 3.12. Date of Maturity. **The Note is due on June 21, 2021 (date of maturity).** On that date, the entire principal balance of the Loan and unpaid interest then due will be payable in full. Guarantor understands that the Lender is not under any obligation to extend the Loan at maturity. Guarantor also understands that if the Loan is refinanced by Lender at maturity, the Borrower may have to pay additional closing costs (including, without limitation, title policy endorsements, legal fees and costs, recording fees, survey fees and fees for lien searches).

[Signature Page Follows]

IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed and it has been delivered to and accepted by Lender to be effective as of the date first above written.

Guarantor:

STATE OF TEXAS)
) ss: ACKNOWLEDGMENT
COUNTY OF DALLAS)

On this day personally appeared before the undersigned, a Notary Public within and for the County and State set forth in the seal below, duly qualified, commissioned and acting, the within named to me personally well known, who stated that he had so signed, executed and delivered said foregoing instrument for the consideration and purposes therein mentioned and set forth.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this 26 day of March, 2014.

Notary Public

My Commission Expires:

10·31·14

(S E A L)